                          JUNIOR SUBORDINATED INDENTURE

                                     between

                  NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP

                                       and

                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

                                   as Trustee

                                   ----------

                          Dated as of November 22, 2005

                                   ----------

================================================================================

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ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL

                                       -i-

                                   (continued)

                                                                            PAGE
                                                                            ----

   Section 5.3.   Collection of Indebtedness and Suits for Enforcement
                     by Trustee..........................................    35
   Section 5.4.   Trustee May File Proofs of Claim.......................    36
   Section 5.5.   Trustee May Enforce Claim Without Possession of

   Section 5.8.   Unconditional Right of Holders to Receive Principal,
                     Premium, if any, and Interest; Direct Action by

                                      -ii-

                                   (continued)

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                                                                            ----
   Section 6.8.   Acceptance of Appointment by Successor.................    46
   Section 6.9.   Merger, Conversion, Consolidation or Succession to
                     Business............................................    46
   Section 6.10.  Not Responsible for Recitals or Issuance of

   Section 7.1.   Company to Furnish Trustee Names and Addresses of
                     Holders.............................................    48
   Section 7.2.   Preservation of Information, Communications to

   Section 8.1.   Company May Consolidate, Etc., Only on Certain

                                      -iii-

                                   (continued)

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                                                                            ----

   Section 12.2.  No Payment When Senior Debt in Default; Payment

   Section 12.9.  Reliance on Judicial Order or Certificate of
                     Liquidating Agent...................................    64
   Section 12.10. Trustee Not Fiduciary for Holders of Senior Debt.......    65
   Section 12.11. Rights of Trustee as Holder of Senior Debt;
                     Preservation of Trustee's Rights....................    65
   Section 12.12. Article Applicable to Paying Agents....................    65

SCHEDULES

Schedule A - Determination of LIBOR

Exhibit A - Form of Officer's Financial Certificate

                                      -iv-

     THIS JUNIOR SUBORDINATED INDENTURE (the "Indenture"), dated as of November
22, 2005, between NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP, a Delaware
limited partnership (the "Company"), and JPMORGAN CHASE BANK, National
Association, a national banking association, as Trustee (in such capacity, the
"Trustee").

                             RECITALS OF THE COMPANY

     WHEREAS, the Company has duly authorized the execution and delivery of this
Indenture to provide for the issuance of its unsecured junior subordinated deferrable interest notes (the "Securities") issued to evidence loans made to the Company of the proceeds from the issuance by NorthStar Realty Finance Trust
III, a Delaware statutory trust (the "Trust"), of undivided preferred beneficial interests in the assets of the Trust (the "Preferred Securities") and undivided common beneficial interests in the assets of the Trust (the "Common Securities", and collectively with the Preferred Securities, the "Trust Securities"), and to
provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered; and

     WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

     NOW, THEREFORE, this Indenture Witnesseth:

     For and in consideration of the premises and herein set forth, the receipt and sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the
Securities, as follows:

                                    ARTICLE I

               DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

     SECTION 1.1 Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article I have the meanings assigned to them in this Article I;

          (b) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

          (d) unless the context otherwise requires, any reference to an
     "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture;

          (e) the words "hereby", "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                                        1

          (f) a reference to the singular includes the plural and vice versa;
     and

          (g) the masculine, feminine or neuter genders used herein shall include the masculine, feminine and neuter genders.

     "Act" when used with respect to any Holder, has the meaning specified in
Section 1.4.

     "Administrative Trustee" means, with respect to the Trust, each Person identified as an "Administrative Trustee" in the Trust Agreement, solely in its capacity as Administrative Trustee of the Trust under the Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor Administrative Trustee appointed as therein provided.

     "Additional Interest" means the interest, if any, that shall accrue on any amounts payable on the Securities, the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate per annum specified or determined as specified in such Security, in each case to the extent legally enforceable.

     "Additional Tax Sums" has the meaning specified in Section 10.5.

     "Additional Taxes" means taxes, duties or other governmental charges imposed on the Trust as a result of a Tax Event (which, for the sake of clarity, does not include amounts required to be deducted or withheld by the Trust from payments made by the Trust to or for the benefit of the Holder of, or any Person that acquires a beneficial interest in, the Securities).

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition,
"control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise;
and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Applicable Depositary Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.11 to act on behalf of the Trustee to authenticate the Securities.

     "Bankruptcy Code" means Title 11 of the United States Code or any successor statute(s) thereto, or any similar federal or state law for the relief of debtors, in each case as amended from time to time.

     "Board of Directors" means the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

                                        2

     "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in the City of New York are authorized or required by law or executive order to remain closed or (iii) a day on which the
Corporate Trust Office of the Trustee is closed for business.

     "Calculation Agent" has the meaning specified in Section 10.4.

     "Commission" has the meaning specified in Section 7.3(c).

     "Common Securities" has the meaning specified in the first recital of this
Indenture.

     "Common Stock" means the common stock, par value $0.01 per share, of the
Company.

     "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

     "Company Request" and "Company Order" mean, respectively, the written request or order signed in the name of the Company by its Chairman of the Board of Directors, its Vice Chairman of the Board of Directors, its Chief Executive
Officer, President or a Vice President, and by its Chief Financial Officer, its
Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and
delivered to the Trustee.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of this Indenture is located at 600 Travis, 50th Floor,
Houston, Texas 77019 Attn: Worldwide Securities Services-- NorthStar Realty
Finance Trust III.

     "Debt" means, with respect to any Person, whether recourse is to all or a portion of the assets of such Person, whether currently existing or hereafter incurred and whether or not contingent and without duplication, (i) every obligation of such Person for money borrowed; (ii) every obligation of such
Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or other accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of such Person; (vi) all indebtedness of such Person, whether incurred on or prior to the date of this
Indenture or thereafter incurred, for claims in respect of derivative products, including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements; (vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise; and (viii) any renewals, extensions, refundings, amendments or modifications of any obligation of the type referred to in clauses (i) through
(vii).

     "Defaulted Interest" has the meaning specified in Section 3.1.

                                        3

     "Delaware Trustee" means, with respect to the Trust, the Person identified as the "Delaware Trustee" in the Trust Agreement, solely in its capacity as
Delaware Trustee of the Trust under the Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware Trustee appointed as therein provided.

     "Depositary" means an organization registered as a clearing agency under the Exchange Act that is designated as Depositary by the Company or any successor thereto. DTC will be the initial Depositary.

     "Depositary Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Depositary effects book-entry transfers and pledges of securities deposited with the Depositary.

     "Distributions" means amounts payable in respect of the Trust Securities as provided in the Trust Agreement and referred to therein as "Distributions."

     "Dollar" or "$" means the currency of the United States of America that, as at the time of payment, is legal tender for the payment of public and private debts.

     "DTC" means The Depository Trust Company, a New York corporation, or any successor thereto.

     "Edgar" has the meaning set forth in Section 7.3(c).

     "Event of Default" has the meaning specified in Section 5.1.

     "Exchange Act" means the Securities Exchange Act of 1934 or any statute successor thereto, in each case as amended from time to time.

     "Expiration Date" has the meaning specified in Section 1.4.

     "Extension Period" has the meaning specified in Section 3.9.

     "Extension Right" has the meaning specified in Section 3.9.

     "Fixed Rate Period" shall have the meaning in the form of Security set forth in Section 2.1.

     "GAAP" means United States generally accepted accounting principles, consistently applied, from time to time in effect.

     "Global Security" means a Security that evidences all or part of the
Securities, the ownership and transfers of which shall be made through book entries by a Depositary.

     "Government Obligation" means (a) any security that is (i) a direct obligation of the United States of America of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the
United States of America or the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either

                                        4

case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (b) any depositary receipt issued by a bank (as defined in Section
3(a)(2) of the Securities Act) as custodian with respect to any Government
Obligation that is specified in clause (a) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any Government Obligation that is so specified and held, provided, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

     "Holder" means a Person in whose name a Security is registered in the
Securities Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be amended or supplemented by one or more amendments or indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Interest Payment Date" means January 30, April 30, July 30 and October 30 of each year during the term of this Indenture.

     "Interest Payment Period" means with respect to any Interest Payment Date, the period commencing on the immediately preceding Interest Payment Date (or, in the case of the first Interest Payment Date, the period commencing November 22,
2005).

     "Investment Company Act" means the Investment Company Act of 1940 or any successor statute thereto, in each case as amended from time to time.

     "Investment Company Event" means the receipt by the Company of an Opinion of Counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation (including any announced prospective change) or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Trust is or, within ninety (90) days of the date of such opinion will be, considered an "investment company" that is required to be registered under the Investment Company Act, which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the issuance of the Securities.

     "LIBOR" has the meaning specified in Schedule A.

     "LIBOR Business Day" has the meaning specified in Schedule A.

     "LIBOR Determination Date" has the meaning specified in Schedule A.

     "Liquidation Amount" has the meaning specified in the Trust Agreement.

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security or any installment of principal becomes due and payable as therein or

                                        5

herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Notice of Default" means a written notice of the kind specified in Section
5.1(c).

     "Officers' Certificate" means a certificate signed by the Chairman of the
Board, a Vice Chairman of the Board, the Chief Executive Officer, the President
or a Vice President, and by the Chief Financial Officer, the Treasurer, an
Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company and
delivered to the Trustee.

     "Operative Documents" means the Trust Agreement, the Indenture, the
Purchase Agreement and the Securities.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Company or any Affiliate of the Company.

     "Optional Redemption Price" has the meaning set forth in Section 11.1.

     "Original Issue Date" means the date of original issuance of each Security.

     "Outstanding" means, when used in reference to any Securities, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore canceled by the Trustee or delivered to the
     Trustee for cancellation;

          (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent
     (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company and/or its Affiliates shall act as its own
     Paying Agent) for the Holders of such Securities; provided, that, if such
     Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the
     Trustee has been made; and

          (iii) Securities that have been paid or in substitution for or in lieu of which other Securities have been authenticated and delivered pursuant to the provisions of this Indenture, unless proof satisfactory to the Trustee is presented that any such Securities are held by Holders in whose hands such Securities are valid, binding and legal obligations of the Company;

provided, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding unless the
Company shall hold all Outstanding Securities, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that a
Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned that

                                        6

have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor. Notwithstanding anything herein to the contrary, Securities initially issued to the Trust that are owned by the Trust shall be deemed to be
Outstanding notwithstanding the ownership by the Company or an Affiliate of any beneficial interest in the Trust.

     "Paying Agent" means the Trustee or any Person authorized by the Company to pay the principal of or any premium or interest on, or other amounts in respect of, any Securities on behalf of the Company.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Place of Payment" means, with respect to the Securities, the Corporate
Trust Office of the Trustee.

     "Preferred Securities" has the meaning specified in the first recital of this Indenture.

     "Predecessor Security" of any particular Security means every previous
Security evidencing all or a portion of the same debt as that evidenced by such particular Security. For the purposes of this definition, any security authenticated and delivered under Section 3.6 in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Proceeding" has the meaning specified in Section 12.2.

     "Property Trustee" means the Person identified as the "Property Trustee" in the Trust Agreement, solely in its capacity as Property Trustee of the Trust under the Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor Property Trustee appointed as therein provided.

     "Purchase Agreement" means the agreement, dated as of November 21, 2005, between the Company, NorthStar Realty Finance Corp., a Maryland corporation, and the Trust, on the one hand, and Taberna Preferred Funding III, Ltd., on the other hand.

     "Redemption Date" means, when used with respect to any Security to be redeemed, the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price" means, when used with respect to any Security to be redeemed, in whole or in part, the Special Redemption Price or the Optional
Redemption Price, as applicable, at which such Security or portion thereof is to be redeemed as fixed by or pursuant to this Indenture.

     "Reference Banks" has the meaning specified in Schedule A.

                                        7

     "Regular Record Date" for the interest payable on any Interest Payment Date with respect to the Securities means the date that is fifteen (15) days preceding such Interest Payment Date (whether or not a Business Day).

     "Responsible Officer" means, when used with respect to the Trustee, the officer in the Worldwide Securities Services department of the Trustee having direct responsibility for the administration of this Indenture.

     "Rights Plan" means a plan of the Company providing for the issuance by the
Company to all holders of its Common Stock of rights entitling the holders thereof to subscribe for or purchase shares of any class or series of capital stock of the Company which rights (i) are deemed to be transferred with such shares of such Common Stock and (ii) are also issued in respect of future issuances of such Common Stock, in each case until the occurrence of a specified event or events.

     "Securities" or "Security" has the meaning set forth in the first recital to this Indenture and more particularly means the Securities authenticated and delivered under this Indenture.

     "Securities Act" means the Securities Act of 1933 or any successor statute thereto, in each case as amended from time to time.

     "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 3.5.

     "Senior Debt" means the principal of and any premium and interest on
(including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company, whether or not such claim for post-petition interest is allowed in such proceeding) all Debt of the
Company, whether incurred on or prior to the date of this Indenture or thereafter incurred, unless it is provided in the instrument creating or evidencing the same or pursuant to which the same is outstanding, that such obligations are not superior in right of payment to the Securities issued under this Indenture.

     "Special Event" means the occurrence of an Investment Company Event or a
Tax Event.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.1.

     "Special Redemption Price" has the meaning set forth in Section 11.2.

     "Stated Maturity" means January 30, 2036.

     "Subsidiary" means a Person more than fifty percent (50%) of the outstanding voting stock or other voting interests of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the
Company and one or more other Subsidiaries. For purposes of this definition,
"voting stock" means stock that ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                                        8

     "Tax Event" means the receipt by the Company of an Opinion of Counsel experienced in such matters to the effect that, as a result of (a) any amendment to or change (including any announced prospective change) in the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein or (b) any judicial decision or any official administrative pronouncement (including any private letter ruling, technical advice memorandum or field service advice) or regulatory procedure, including any notice or announcement of intent to adopt any such pronouncement or procedure (an "Administrative Action"), regardless of whether such judicial decision or Administrative Action is issued to or in connection with a proceeding involving the Company or the Trust and whether or not subject to review or appeal, which amendment, change, judicial decision or Administrative
Action is enacted, promulgated or announced, in each case, on or after the date of issuance of the Securities, there is more than an insubstantial risk that (i)
the Trust is, or will be within ninety (90) days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Securities, (ii) interest payable by the Company on the
Securities is not, or within ninety (90) days of the date of such opinion, will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes, or (iii) the Trust is, or will be within ninety
(90) days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

     "Trust" has the meaning specified in the first recital of this Indenture.

     "Trust Agreement" means the Amended and Restated Trust Agreement executed and delivered by the Company, the Property Trustee, Chase Bank USA, National
Association, as Delaware Trustee, and the Administrative Trustees named therein, contemporaneously with the execution and delivery of this Indenture, for the benefit of the holders of the Trust Securities, as amended or supplemented from time to time.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument, solely in its capacity as such and not in its individual capacity, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and, thereafter, "Trustee" shall mean or include each Person who is then a Trustee hereunder.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended and as in effect on the date as of this Indenture.

     "Trust Securities" has the meaning specified in the first recital of this
Indenture.

     SECTION 1.2 Compliance Certificate and Opinions.

     (a) Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall, if requested by the Trustee, furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of
Counsel stating that in the opinion of such counsel all such conditions precedent (including covenants compliance with which constitutes a condition precedent), if any, have been complied with.

                                        9

     (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificate provided pursuant to Section 10.3) shall include:

          (i) a statement by each individual signing such certificate or opinion that such individual has read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions of such individual contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of such individual, such condition or covenant has been complied with.

     SECTION 1.3. Forms of Documents Delivered to Trustee.

     (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such
Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     (b) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or after reasonable inquiry should know, that the certificate or opinion or representations with respect to matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the
Company, unless such counsel knows, or after reasonable inquiry should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     (d) Whenever, subsequent to the receipt by the Trustee of any Board
Resolution, Officers' Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally received in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to

                                       10

the document or instrument for which it is substituted. Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Indenture equally and ratably with all other Outstanding Securities.

     SECTION 1.4. Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given to or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent thereof duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments (including any appointment of an agent) is or are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the
Trustee and the Company, if made in the manner provided in this Section 1.4.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a Person acting in other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

     (c) The ownership of Securities shall be proved by the Securities Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     (e) Without limiting the foregoing, a Holder entitled to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

     (f) Except as set forth in paragraph (g) of this Section 1.4, the Company may set any day as a record date for the purpose of determining the Holders of
Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities.
If any record date is set pursuant to this paragraph, the Holders of Outstanding

                                       11

Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided, that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date (as defined in Section
1.4(h)) by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the
Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect). Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 1.6.

     (g) The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration or rescission or annulment thereof referred to in Section 5.2, (iii) any request to institute proceedings referred to in Section 5.7(b) or (iv) any direction referred to in Section 5.12. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date;
provided, that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect). Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each
Holder of Securities in the manner set forth in Section 1.6.

     (h) With respect to any record date set pursuant to paragraph (f) or (g) of this Section 1.4, the party hereto that sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration
Date to any earlier or later day; provided, that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an
Expiration Date is not designated with respect to any record date set pursuant to this Section 1.4, the party hereto that set such record date shall be deemed to have initially designated the ninetieth (90th) day after such record date as the Expiration Date with respect thereto, subject to its right to change the
Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no
Expiration Date shall be later than the one hundred eightieth (180th) day after the applicable record date.

     SECTION 1.5. Notices, Etc. to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver, Act of Holders, or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                                       12

     (a) the Trustee by any Holder, any holder of Preferred Securities or the
Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Trustee at its
Corporate Trust Office, or

     (b) the Company by the Trustee, any Holder or any holder of Preferred
Securities shall be sufficient for every purpose hereunder if in writing and mailed, first class, postage prepaid, to the Company addressed to it at 527
Madison Avenue, New York, NY 10022, or at any other address previously furnished in writing to the Trustee by the Company.

     SECTION 1.6. Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided)
if in writing and mailed, first class, postage prepaid, to each Holder affected by such event to the address of such Holder as it appears in the Securities
Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. If, by reason of the suspension of or irregularities in regular mail service or for any other reason, it shall be impossible or impracticable to mail notice of any event to
Holders when said notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this
Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     SECTION 1.7. Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction of this Indenture.

     SECTION 1.8. Successors and Assigns.

     This Indenture shall be binding upon and shall inure to the benefit of any successor to the Company and the Trustee, including any successor by operation of law. Except in connection with a transaction involving the Company that is permitted under Article VIII and pursuant to which the assignee agrees in writing to perform the Company's obligations hereunder, the Company shall not assign its obligations hereunder.

     SECTION 1.9. Separability Clause.

     If any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

                                       13

     SECTION 1.10. Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns, the holders of Senior Debt, the Holders of the Securities and, to the
extent expressly provided in Sections 5.2, 5.8, 5.9, 5.11, 5.13, 9.2 and 10.7,
the holders of Preferred Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 1.11. Governing Law.

     THIS INDENTURE AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE HOLDERS, THE
COMPANY AND THE TRUSTEE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND
GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT
OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

     SECTION 1.12. Submission to Jurisdiction.

     ANY LEGAL ACTION OR PROCEEDING BY OR AGAINST ANY PARTY HERETO OR WITH
RESPECT TO OR ARISING OUT OF THIS INDENTURE MAY BE BROUGHT IN OR REMOVED TO THE
COURTS OF THE STATE OF NEW YORK, IN AND FOR THE COUNTY OF NEW YORK, OR OF THE
UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK (IN EACH CASE
SITTING IN THE BOROUGH OF MANHATTAN). BY EXECUTION AND DELIVERY OF THIS
INDENTURE, EACH PARTY ACCEPTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY,
GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS (AND
COURTS OF APPEALS THEREFROM) FOR LEGAL PROCEEDINGS ARISING OUT OF OR IN
CONNECTION WITH THIS INDENTURE.

     SECTION 1.13. Non-Business Days.

     If any Interest Payment Date, Redemption Date or Stated Maturity of any
Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Securities) payment of interest, premium, if any, or principal or other amounts in respect of such Security shall not be made on such date, but shall be made on the next succeeding Business Day (and no interest shall accrue in respect of the amounts whose payment is so delayed for the period from and after such Interest Payment Date, Redemption Date or Stated
Maturity, as the case may be, until such next succeeding Business Day) in each case with the same force and effect as if made on the Interest Payment Date or
Redemption Date or at the Stated Maturity.

                                       14

                                   ARTICLE II

                                 SECURITY FORMS

     SECTION 2.1. Form of Security.

     Any Security issued hereunder shall be in substantially the following form:

                  NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP

                 FLOATING RATE JUNIOR SUBORDINATED NOTE DUE 2036

No. _____________                                                    $41,238,000

     NorthStar Realty Finance Limited Partnership, a limited partnership organized and existing under the laws of Delaware (hereinafter called the
"Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to
[_______________], or registered assigns, the principal sum of Forty One Million
Two Hundred Thirty Eight Thousand Dollars ($41,238,000) [IF THE SECURITY IS A
GLOBAL SECURITY, THEN INSERT-- OR SUCH OTHER PRINCIPAL AMOUNT REPRESENTED HEREBY
AS MAY BE SET FORTH IN THE RECORDS OF THE SECURITIES REGISTRAR HEREINAFTER
REFERRED TO IN ACCORDANCE WITH THE INDENTURE] on January 30, 2036. The Company
further promises to pay interest on said principal sum from November 22, 2005, or from the most recent Interest Payment Date on which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on January 30, April 30, July 30 and October 30 of each year, commencing
January 30, 2006, or if any such day is not a Business Day, on the next succeeding Business Day (and no interest shall accrue in respect of the amounts whose payment is so delayed for the period from and after such Interest Payment
Date until such next succeeding Business Day), in each case, with the same force and effect as if made on the Interest Payment Date, at a fixed rate equal to
7.812% per annum through the Interest Payment Date in January 2016 ("Fixed Rate
Period") and thereafter at a variable rate equal to LIBOR plus 2.832% per annum, together with Additional Tax Sums, if any, as provided in Section 10.5 of the
Indenture, until the principal hereof is paid or duly provided for or made available for payment; provided, further, that any overdue principal, premium, if any, or Additional Tax Sums and any overdue installment of interest shall bear Additional Interest at a fixed rate equal to 7.812% through the Interest
Payment Date in January 2016 and thereafter at a variable rate equal to LIBOR plus 2.832% per annum (to the extent that the payment of such interest shall be legally enforceable), compounded quarterly, from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.

     During the Fixed Rate Period, the amount of interest payable shall be computed on the basis of a 360-day year of twelve 30-day months and the amount payable for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. Upon expiration of the
Fixed Rate Period, the amount of interest payable for any Interest Payment
Period will be computed on the basis of a 360-day year and the actual number of days elapsed in the relevant interest period. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at

                                       15

the close of business on the Regular Record Date for such interest installment.
Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor
Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

     So long as no Event of Default has occurred and is continuing, after May
[__] 2007, the Company shall have the right, at any time and from time to time during the term of this Security, to defer the payment of interest on this
Security for a period of up to six (6) consecutive quarterly Interest Payment
Periods (such right to defer, the "Extension Right" and each such period, including any extensions thereof prior to the expiration of such period, an
"Extension Period"), during which Extension Period(s), no interest shall be due and payable (except any Additional Tax Sums that may be due and payable);
provided, that the Company shall not be entitled to exercise its Extension Right so that it would be able to defer the payment of interest on this Security for more than six (6) quarterly Interest Payment Periods during the term of this
Security; provided, further, that, after the expiration of any Extension Period, the Company may not exercise its Extension Right to begin any subsequent
Extension Period until it pays all interest then accrued and unpaid on this
Security, together with such Additional Interest, prior to beginning such subsequent Extension Period. No Extension Period shall end on a date other than an Interest Payment Date, and no Extension Period shall extend beyond the Stated
Maturity of the principal of this Security. No interest shall be due and payable during an Extension Period (except any Additional Tax Sums that may be due and payable), except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear
Additional Interest (to the extent payment of such interest would be legally enforceable) at a fixed rate equal to [__]% per annum through the Interest
Payment Date in January 2016 and thereafter at a variable rate equal to LIBOR plus 2.832% per annum, compounded quarterly, from the dates on which amounts would have otherwise been due and payable until paid or made available for payment. At the end of any such Extension Period (which shall include any extensions thereof prior to the expiration of such Extension Period), the
Company shall pay all interest then accrued and unpaid on this Security, together with such Additional Interest. Prior to the termination of any such
Extension Period, the Company may further defer the payment of interest;
provided, that (i) all such previous and further extensions comprising such
Extension Period do not exceed six (6) quarterly Interest Payment Periods, (ii)
no Extension Period shall end on a date other than an Interest Payment Date and
(iii) no Extension Period shall extend beyond the Stated Maturity of the principal of this Security. Upon (i) the termination of any such Extension
Period (which shall include any extensions thereof prior to the expiration of such Extension Period) and (ii) the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Company may exercise its Extension Right to begin a new Extension Period with respect to future payments of interest on this Security; provided, that (i) such Extension
Period does not exceed six (6) quarterly Interest Payment Periods during the term of this Security, (ii) no Extension Period shall end on a date other than an Interest Payment Date and (iii) no Extension Period shall extend beyond the
Stated Maturity of the principal of this Security. The Company shall give the
Holder

                                       16

of this Security and the Trustee written notice of its election to begin any such Extension Period at least one Business Day prior to the next succeeding
Interest Payment Date on which interest on this Security would be payable but for such deferral or, so long as this Security is held by NorthStar Realty
Finance Trust III, at least one Business Day prior to the earlier of (i) the next succeeding date on which Distributions on the Preferred Securities of
NorthStar Realty Finance Trust III would be payable but for such deferral and
(ii) the date on which the Property Trustee of such Trust is required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such Preferred Securities of the record date for the payment of such Distributions.

     During any Extension Period or Event of Default, the Company shall not (i)
declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock or (ii) make any payment of principal of or any interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to this Security
(other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with (1) any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, (2) a dividend reinvestment or stockholder stock purchase plan and (3) the issuance of capital stock of the
Company (or securities convertible into or exercisable for such capital stock)
as consideration in an acquisition transaction entered into prior to the applicable Extension Period or Event of Default, (b) as a result of an exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a Subsidiary of the Company) for any class or series of the
Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any
Rights Plan, the issuance of rights, stock or other property under any Rights
Plan, or the redemption or repurchase of rights pursuant thereto or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock).

     Payment of principal of, premium, if any, and interest on this Security shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.
Payments of principal, premium, if any, and interest due at the Maturity of this
Security shall be made at the Place of Payment upon surrender of such Securities to the Paying Agent, and payments of interest shall be made, subject to such surrender where applicable, by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Paying Agent at least ten (10) Business Days prior to the date for payment by the Person entitled thereto unless proper written transfer instructions have not been received by the relevant record date, in which case such payments shall be made by check mailed to the address of such Person as such address shall appear in the Security Register. Notwithstanding the foregoing, so long as the
Holder of this Security is the Property Trustee, the payment of the principal of
(and premium, if any) and interest (including any overdue installment of interest and Additional Tax Sums, if any) on this Security will be made at such place and to such account as may be designated by the Property Trustee.

                                       17

     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Debt, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b)
authorizes and directs the Trustee on his or her behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and
(c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the
Indenture by each holder of Senior Debt, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     Unless the certificate of authentication hereon has been executed by the
Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                          [FORM OF REVERSE OF SECURITY]

     This Security is one of a duly authorized issue of securities of the
Company (the "Securities") issued under the Junior Subordinated Indenture, dated as of November 22, 2005 (the "Indenture"), between the Company and JPMorgan
Chase Bank, National Association, as Trustee (in such capacity, the "Trustee,"
which term includes any successor trustee under the Indenture), to which
Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Debt, the Holders of the Securities and the holders of the Preferred Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     All terms used in this Security that are defined in the Indenture or in the
Amended and Restated Trust Agreement, dated as of November 22, 2005 (as modified, amended or supplemented from time to time, the "Trust Agreement"), relating to the NorthStar Realty Finance Trust III (the "Trust") among the
Company, as Depositor, the Trustees named therein and the Holders from time to time of the Trust Securities issued pursuant thereto, shall have the meanings assigned to them in the Indenture or the Trust Agreement, as the case may be.

     The Company may, on any Interest Payment Date, at its option, upon not less than thirty (30) days' nor more than sixty (60) days' written notice to the
Holders of the Securities (unless a shorter notice period shall be satisfactory to the Trustee) on or after January 30, 2011 and subject to the terms and conditions of Article XI of the Indenture, redeem this Security in whole at any time or in part from time to time at a Redemption Price equal to one hundred percent (100%) of the principal amount hereof, together, in the case of any such redemption, with accrued interest, including any Additional Interest, through but excluding the date fixed as the Redemption Date.

     In addition, upon the occurrence and during the continuation of a Special
Event, the Company may, at its option, upon not less than thirty (30) days' nor more than sixty (60) days' written notice to the Holders of the Securities
(unless a shorter notice period shall be satisfactory to the Trustee), redeem this Security, in whole but not in part, subject to the terms and conditions

                                       18

of Article XI of the Indenture at a Redemption Price equal to one hundred seven and one half percent (107.5%) of the principal amount hereof, together, in the case of any such redemption, with accrued interest, including any Additional
Interest, through but excluding the date fixed as the Redemption Date.

     In the event of redemption of this Security in part only, a new Security or
Securities for the unredeemed portion hereof will be issued in the name of the
Holder hereof upon the cancellation hereof. If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than sixty (60) days prior to the Redemption Date by the Trustee from the
Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security.

     The Indenture permits, with certain exceptions as therein provided, the
Company and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Company and of the Holders of the Securities, with the consent of the
Holders of not less than a majority in principal amount of the Outstanding
Securities. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities, on behalf of the
Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium, if any, and interest, including any Additional Interest (to the extent legally enforceable), on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is restricted to transfers to "Qualified
Purchasers" (as such term is defined in the Investment Company Act of 1940, as amended,) and is registrable in the Securities Register, upon surrender of this
Security for registration of transfer at the office or agency of the Company maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities
Registrar and duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Securities, of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of
Securities and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                                       19

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the
Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Company and, by its acceptance of this Security or a beneficial interest herein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that, for United States federal, state and local tax purposes, it is intended that this Security constitute indebtedness.

     THIS SECURITY SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND
GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT
OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

                                       20

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed on this ____ day of __________, 20__.

                                        NORTHSTAR REALTY FINANCE LIMITED
                                        PARTNERSHIP

                                        BY: NORTHSTAR REALTY FINANCE CORP., AS
                                        GENERAL PARTNER

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

     SECTION 2.2. Restricted Legend.

     (a) Any Security issued hereunder shall bear a legend in substantially the following form:

     "[IF THIS SECURITY IS A GLOBAL SECURITY INSERT: THIS SECURITY IS A GLOBAL
     SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS
     REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC") OR A NOMINEE
     OF DTC. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME
     OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES
     DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A
     TRANSFER OF THIS SECURITY AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A
     NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT
     IN LIMITED CIRCUMSTANCES.

     UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO
     THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT,
     AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH
     OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY
     PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS
     REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR
     OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL
     INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
     HEREIN.]

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED IN A
     TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS
     AMENDED (THE "SECURITIES ACT"), AND SUCH SECURITIES, AND ANY INTEREST
     THEREIN, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE
     OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH

                                       21

     PURCHASER OF ANY SECURITIES IS HEREBY NOTIFIED THAT THE SELLER OF THE
     SECURITIES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5
     OF THE SECURITIES ACT PROVIDED BY RULE 144A UNDER THE SECURITIES ACT.

     THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AGREES FOR THE
     BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, RESOLD OR
     OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY OR (II) (I) TO A PERSON WHOM
     THE SELLER REASONABLY BELIEVES IS A "QUALIFIED PURCHASER" (AS DEFINED IN
     SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED), AND
     (B) THE HOLDER WILL NOTIFY ANY PURCHASER OF ANY SECURITIES FROM IT OF THE
     RESALE PREFERRED SECURITIES REPRESENTED BY THIS CERTIFICATE AGREES FOR THE
     BENEFIT OF THE TRUST AND THE DEPOSITOR THAT (A) SUCH PREFERRED SECURITIES
     MAY BE OFFERED, RESOLD OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH
     SECTION 5.7 OF THE TRUST AGREEMENT AS DEFINED HEREIN AND ONLY (I) TO THE
     TRUST, (II) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED
     INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN
     A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) TO AN
     INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)
     (1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING
     THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF AN "ACCREDITED
     INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR
     SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES
     ACT, (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE
     SECURITIES ACT OR (V) PURSUANT TO AN EXEMPTION FROM THE SECURITIES ACT, IN
     EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF
     THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND, IN THE CASE OF
     (III) OR (V), SUBJECT TO THE RIGHT OF THE TRUST AND THE DEPOSITOR TO
     REQUIRE AN OPINION OF COUNSEL AND OTHER INFORMATION SATISFACTORY TO EACH OF
     THEM AND B, THE HOLDER WILL NOTIFY ANY PURCHASER OF ANY PREFERRED
     SECURITIES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

     THE SECURITIES WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING
     AN AGGREGATE PRINCIPAL AMOUNT OF NOT LESS THAN $100,000. TO THE FULLEST
     EXTENT PERMITTED BY LAW, ANY ATTEMPTED TRANSFER OF SECURITIES, OR ANY
     INTEREST THEREIN, IN A BLOCK HAVING AN AGGREGATE PRINCIPAL AMOUNT OF LESS
     THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS THEREOF SHALL BE DEEMED TO
     BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. TO THE FULLEST EXTENT PERMITTED
     BY LAW, ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER
     OF SUCH SECURITIES FOR ANY PURPOSE,

                                       22

     INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF PRINCIPAL OF OR INTEREST ON
     SUCH SECURITIES, OR ANY INTEREST THEREIN, AND SUCH PURPORTED TRANSFEREE
     SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH SECURITIES.

     THE HOLDER OF THIS SECURITY, OR ANY INTEREST THEREIN, BY ITS ACCEPTANCE
     HEREOF OR THEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN
     EMPLOYEE BENEFIT, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR
     ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY
     ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE
     CODE OF 1986, AS AMENDED (THE "CODE") (EACH A "PLAN"), OR AN ENTITY WHOSE
     UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT
     IN THE ENTITY, AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN MAY
     ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST THEREIN. ANY PURCHASER OR
     HOLDER OF THE SECURITIES OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE
     REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT IT IS NOT AN EMPLOYEE
     BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO
     WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON
     ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON
     OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE
     SUCH PURCHASE."

     (b) The above legends shall not be removed from any Security unless there is delivered to the Company satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required to ensure that any future transfers thereof may be made without restriction under or violation of the provisions of the Securities Act and other applicable law. Upon provision of such satisfactory evidence, the Company shall execute and deliver to the Trustee, and the Trustee shall deliver, upon receipt of a Company Order directing it to do so, a Security that does not bear the legend.

     SECTION 2.3. Form of Trustee's Certificate of Authentication.

     The Trustee's certificate of authentication shall be in substantially the following form:

     This is one of the Securities referred to in the within-mentioned
Indenture.

Dated: ____________

                                       23

                                        JPMORGAN CHASE BANK, National
                                        Association, not in its individual
                                        capacity, but solely as Trustee

                                        By:
                                            ------------------------------------
                                                     Authorized signatory

     SECTION 2.4. Temporary Securities.

     (a) Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such
Securities.

     (b) If temporary Securities are issued, the Company will cause definitive
Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for that purpose without charge to the
Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of any authorized denominations having the same Original Issue Date and Stated Maturity and having the same terms as such temporary Securities. Until so exchanged, the temporary
Securities shall in all respects be entitled to the same benefits under this
Indenture as definitive Securities.

     SECTION 2.5. Definitive Securities.

     The Securities issued on the Original Issue Date shall be in definitive form. The definitive Securities shall be printed, lithographed or engraved, or produced by any combination of these methods, if required by any securities exchange on which the Securities may be listed, on a steel engraved border or steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                                   ARTICLE III

                                 THE SECURITIES

     SECTION 3.1. Payment of Principal and Interest.

     (a) The unpaid principal amount of the Securities shall bear interest at a fixed rate equal to 7.812% per annum through the Interest Payment Date in
January 2016 and thereafter at a variable rate of LIBOR plus 2.832% per annum until paid or duly provided for, such interest to

                                       24

accrue from the Original Issue Date or from the most recent Interest Payment
Date on which interest has been paid or duly provided for, and any overdue principal, premium, if any, or Additional Tax Sums and any overdue installment of interest shall bear Additional Interest at the rate equal to a fixed rate equal to 7.812% per annum through the Interest Payment Date in January 2016 and thereafter at a variable rate of LIBOR plus 2.832% per annum, compounded quarterly from the dates such amounts are due until they are paid or funds for the payment thereof are made available for payment.

     (b) Interest and Additional Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor
Securities) is registered at the close of business on the Regular Record Date for such interest, except that interest and any Additional Interest payable on the Stated Maturity (or any date of principal repayment upon early maturity) of the principal of a Security or on a Redemption Date shall be paid to the Person to whom principal is paid. The initial payment of interest on any Security that is issued between a Regular Record Date and the related Interest Payment Date shall be payable as provided in such Security.

     (c) Any interest on any Security that is due and payable, but is not timely paid or duly provided for, on any Interest Payment Date for Securities (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in paragraph (i) or (ii) below:

          (i) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor
     Securities) are registered at the close of business on a Special Record
     Date for the payment of such Defaulted Interest (a "Special Record Date"), which shall be fixed in the following manner. At least thirty (30) days prior to the date of the proposed payment, the Company shall notify the
     Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted
     Interest. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest, which shall be not more than fifteen
     (15) days and not less than ten (10) days prior to the date of the proposed payment and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the
     Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted
     Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Holder of a Security at the address of such Holder as it appears in the Securities Register not less than ten (10) days prior to such Special Record Date. Notice of the proposed payment of such
     Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered on such Special Record Date; or

                                       25

          (ii) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities may be listed, traded or quoted and, upon such notice as may be required by such exchange or automated quotation system (or by the Trustee if the
     Securities are not listed), if, after notice given by the Company to the
     Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

     (d) Payments of interest on the Securities shall include interest accrued to but excluding the respective Interest Payment Dates. During the period when the interest rate is a fixed interest rate, interest payments for the Securities shall be computed and paid on the basis of a 360-day year of twelve (12) thirty
(30)-day months and, thereafter, interest payments for the Securities shall be computed and paid on the basis of shall be computed on the basis of a 360-day year and the actual number of days elapsed in the relevant period.

     (e) Payment of principal of, premium, if any, and interest on the
Securities shall be made in such coin or currency of the United States of
America as at the time of payment is legal tender for payment of public and private debts. Payments of principal, premium, if any, and interest due at the
Maturity of such Securities shall be made at the Place of Payment upon surrender of such Securities to the Paying Agent and payments of interest shall be made subject to such surrender where applicable, by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Paying Agent at least ten (10) Business Days prior to the date for payment by the Person entitled thereto unless proper written transfer instructions have not been received by the relevant record date, in which case such payments shall be made by check mailed to the address of such
Person as such address shall appear in the Security Register. Notwithstanding the foregoing, so long as the holder of this Security is the Property Trustee, the payment of the principal of (and premium, if any) and interest (including any overdue installment of interest and Additional Tax Sums, if any) on this
Security will be made at such place and to such account as may be designated by the Property Trustee.

     (f) Subject to the foregoing provisions of this Section 3.1, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Security.

     (g) The parties hereto acknowledge and agree that the holders of the
Preferred Securities have certain rights to direct the Company to modify the
Interest Payment Dates and corresponding Redemption Date and Stated Maturity of the Securities or a portion of the Securities pursuant to the Purchase
Agreement. In the event any such modifications are made to the Securities or a portion of the Securities, appropriate changes to the form of Security set forth in Article II hereof shall be made prior to the issuance and authentication of new or replacement Securities. Any such modification of the Interest Payment
Date and corresponding Redemption Date and Stated Maturity with respect to any
Securities or tranche of Securities shall not require or be subject to the consent of the Trustee.

                                       26

     SECTION 3.2. Denominations.

     The Securities shall be in registered form without coupons and shall be issuable in minimum denominations of $100,000 and any integral multiple of
$1,000 in excess thereof.

     SECTION 3.3. Execution, Authentication, Delivery and Dating.

     (a) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities in an aggregate principal amount (including all then Outstanding Securities) not in excess of Forty One
Million Two Hundred Thirty Eight Thousand Dollars ($41,238,000) executed by the
Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and shall be fully protected in relying upon:

          (i) a copy of any Board Resolution relating thereto; and

          (ii) an Opinion of Counsel stating that: (1) such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute, and the Indenture constitutes, valid and legally binding obligations of the Company, each enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (2) the
     Securities have been duly authorized and executed by the Company and have been delivered to the Trustee for authentication in accordance with this
     Indenture; (3) the Securities are not required to be registered under the
     Securities Act; and (4) the Indenture is not required to be qualified under the Trust Indenture Act.

     (b) The Securities shall be executed on behalf of the Company by its
Chairman of the Board, its Vice Chairman of the Board, its Chief Executive
Officer, its President or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile. Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     (c) No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the
Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.8, for all purposes of this

                                       27

Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this
Indenture.

     (d) Each Security shall be dated the date of its authentication.

     SECTION 3.4. Global Securities.

     (a) Upon the election of the Holder after the Original Issue Date, which election need not be in writing, the Securities owned by such Holder shall be issued in the form of one or more Global Securities registered in the name of the Depositary or its nominee. Each Global Security issued under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

     (b) Notwithstanding any other provision in this Indenture, no Global
Security may be exchanged in whole or in part for registered Securities, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary advises the Trustee and the Company in writing that such Depositary is no longer willing or able to properly discharge its responsibilities as Depositary with respect to such Global Security, and no qualified successor is appointed by the Company within ninety (90) days of receipt by the Company of such notice, (ii) such Depositary ceases to be a clearing agency registered under the Exchange Act and no successor is appointed by the Company within ninety (90) days after obtaining knowledge of such event,
(iii) the Company executes and delivers to the Trustee a Company Order stating that the Company elects to terminate the book-entry system through the
Depositary or (iv) an Event of Default shall have occurred and be continuing.
Upon the occurrence of any event specified in clause (i), (ii), (iii) or (iv)
above, the Trustee shall notify the Depositary and instruct the Depositary to notify all owners of beneficial interests in such Global Security of the occurrence of such event and of the availability of Securities to such owners of beneficial interests requesting the same. The Trustee may conclusively rely, and be protected in relying, upon the written identification of the owners of beneficial interests furnished by the Depositary, and shall not be liable for any delay resulting from a delay by the Depositary. Upon the issuance of such
Securities and the registration in the Securities Register of such Securities in the names of the Holders of the beneficial interests therein, the Trustees shall recognize such holders of beneficial interests as Holders.

     (c) If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global
Security shall be so surrendered for exchange or cancellation as provided in this Article III or (ii) the principal amount thereof shall be reduced or increased by an amount equal to (x) the portion thereof to be so exchanged or canceled, or (y) the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Securities Registrar, whereupon the Trustee, in accordance with the Applicable Depositary Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security by the Depositary, accompanied by registration instructions, the Company shall execute and the Trustee shall

                                       28

authenticate and deliver any Securities issuable in exchange for such Global
Security (or any portion thereof) in accordance with the instructions of the
Depositary. The Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

     (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof shall be authenticated and delivered in the form of, and shall be, a
Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

     (e) Securities distributed to holders of Book-Entry Preferred Securities
(as defined in the applicable Trust Agreement) upon the dissolution of the Trust shall be distributed in the form of one or more Global Securities registered in the name of a Depositary or its nominee, and deposited with the Securities
Registrar, as custodian for such Depositary, or with such Depositary, for credit by the Depositary to the respective accounts of the beneficial owners of the
Securities represented thereby (or such other accounts as they may direct).
Securities distributed to holders of Preferred Securities other than Book-Entry
Preferred Securities upon the dissolution of the Trust shall not be issued in the form of a Global Security or any other form intended to facilitate book-entry trading in beneficial interests in such Securities.

     (f) The Depositary or its nominee, as the registered owner of a Global
Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Securities, and owners of beneficial interests in a
Global Security shall hold such interests pursuant to the Applicable Depositary
Procedures. Accordingly, any such owner's beneficial interest in a Global
Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Depositary Participants. The Securities Registrar and the Trustee shall be entitled to deal with the Depositary for all purposes of this Indenture relating to a Global Security (including the payment of principal and interest thereon and the giving of instructions or directions by owners of beneficial interests therein and the giving of notices) as the sole Holder of the Security and shall have no obligations to the owners of beneficial interests therein. Neither the
Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Depositary.

     (g) The rights of owners of beneficial interests in a Global Security shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such owners and the Depositary and/or its Depositary Participants.

     (h) No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the
Trustee and any agent of the Company or the Trustee as the owner of such Global
Security for all purposes whatsoever. None of the Company, the Trustee nor any agent of the Company or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or maintaining, supervising or reviewing any records relating to such beneficial ownership interests.
Notwithstanding the foregoing, nothing herein shall prevent the Company, the
Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and such holders of beneficial interests, the operation of

                                       29

customary practices governing the exercise of the rights of the Depositary (or its nominee) as Holder of any Security.

     SECTION 3.5. Registration, Transfer and Exchange Generally.

     (a) The Trustee shall cause to be kept at the Corporate Trust Office a register (the "Securities Register") in which the registrar and transfer agent with respect to the Securities (the "Securities Registrar"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee shall at all times also be the Securities Registrar. The provisions of Article VI shall apply to the Trustee in its role as Securities Registrar.

     (b) Subject to compliance with Section 2.2(b), upon surrender for registration of transfer of any Security at the offices or agencies of the
Company designated for that purpose the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations of like tenor and aggregate principal amount.

     (c) At the option of the Holder, Securities may be exchanged for other
Securities of any authorized denominations, of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the
Company shall execute, and the Trustee shall authenticate and deliver, the
Securities that the Holder making the exchange is entitled to receive.

     (d) All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

     (e) Every Security presented or surrendered for transfer or exchange shall
(if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the
Company and the Securities Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

     (f) No service charge shall be made to a Holder for any transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities.

     (g) Neither the Company nor the Trustee shall be required pursuant to the provisions of this Section 3.5 (g): (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business fifteen (15) days before the day of selection for redemption of Securities pursuant to Article XI and ending at the close of business on the day of mailing of the notice of redemption or (ii) to register the transfer of or exchange any
Security so selected for redemption in whole or in part, except, in the case of any such Security to be redeemed in part, any portion thereof not to be redeemed.

     (h) The Company shall designate an office or offices or agency or agencies where Securities may be surrendered for registration or transfer or exchange.
The Company initially

                                       30

designates the Corporate Trust Office as its office and agency for such purposes. The Company shall give prompt written notice to the Trustee and to the
Holders of any change in the location of any such office or agency.

     (i) The Securities may only be transferred to a "Qualified Purchaser" as such term is defined in Section 2(a)(51) of the Investment Company Act.

     SECTION 3.6. Mutilated, Destroyed, Lost and Stolen Securities.

     (a) If any mutilated Security is surrendered to the Trustee together with such security or indemnity as may be required by the Trustee to save the Company and the Trustee harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and aggregate principal amount and bearing a number not contemporaneously outstanding.

     (b) If there shall be delivered to the Trustee (i) evidence to its satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by it to save each of the Company and the Trustee harmless, then, in the absence of notice to the Company or the
Trustee that such Security has been acquired by a bona fide purchaser, the
Company shall execute and upon its written request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen
Security, a new Security of like tenor and aggregate principal amount as such destroyed, lost or stolen Security, and bearing a number not contemporaneously outstanding.

     (c) If any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     (d) Upon the issuance of any new Security under this Section 3.6, the
Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     (e) Every new Security issued pursuant to this Section 3.6 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     (f) The provisions of this Section 3.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     SECTION 3.7. Persons Deemed Owners.

     The Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name any Security is registered as the owner of such
Security for the purpose of receiving payment of principal of and any interest on such Security and for all other purposes

                                       31

whatsoever, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     SECTION 3.8. Cancellation.

     All Securities surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the
Trustee, and any such Securities and Securities surrendered directly to the
Trustee for any such purpose shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.8, except as expressly permitted by this Indenture. All canceled Securities shall be retained or disposed of by the Trustee in accordance with its customary practices and the
Trustee shall deliver to the Company a certificate of such disposition.

     SECTION 3.9. Deferrals of Interest Payment Dates.

     (a) So long as no Event of Default has occurred and is continuing, after
May [__], 2007, the Company shall have the right, at any time and from time to time during the term of this Security, to defer the payment of interest on this
Security for a period of up to six (6) consecutive quarterly Interest Payment
Periods (such right to defer, the "Extension Right" and each such period, including any extensions thereof prior to the expiration of such period, an
"Extension Period"), during which Extension Period(s), no interest shall be due and payable (except any Additional Tax Sums that may be due and payable);
provided, that the Company shall not be entitled to exercise its Extension Right so that it would be able to defer the payment of interest on this Security for more than six (6) quarterly Interest Payment Periods during the term of this
Security; provided, further, that, after the expiration of any Extension Period, the Company may not exercise its Extension Right to begin any subsequent
Extension Period until it pays all interest then accrued and unpaid on this
Security, together with such Additional Interest, prior to beginning such subsequent Extension Period. No Extension Period shall end on a date other than an Interest Payment Date and no Extension Period shall extend beyond the Stated
Maturity of the principal of the Securities. No interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such Extension Period shall bear Additional Interest (to the extent payment of such interest would be legally enforceable) at the rate equal to a fixed rate equal to [__]% per annum through the Interest Payment Date in January 2016 and thereafter at a variable rate equal to LIBOR plus 2.832% per annum compounded quarterly, from the dates on which amounts would have otherwise been due and payable until paid or until funds for the payment thereof have been made available for payment. At the end of any such Extension Period (which shall include any extensions thereof prior to the expiration of such Extension
Period), the Company shall pay all interest then accrued and unpaid on the
Securities together with such Additional Interest. Prior to the termination of any such Extension Period, the Company may extend such Extension Period and further defer the payment of interest; provided, that (i) all such previous and further extensions comprising such Extension Period do not exceed six (6)
quarterly Interest Payment Periods, (ii) no Extension Period shall end on a date other than an Interest Payment Date and (iii) no Extension Period shall extend beyond the Stated Maturity

                                       32

of the principal of the Securities. Upon (i) the termination of any such
Extension Period (which shall include any extensions thereof prior to the expiration of such Extension Period) and (ii) the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment
Date, the Company may exercise its Extension Right to begin a new Extension
Period with respect to future payments of interest on this Security; provided, that (i) such Extension Period does not exceed six (6) quarterly Interest
Payment Periods during the term of this Security, (ii) no Extension Period shall end on a date other than an Interest Payment Date and (iii) no Extension Period shall extend beyond the Stated Maturity of the principal of the Securities. The
Company shall give the Holders of the Securities and the Trustee written notice of its election to begin any such Extension Period at least one Business Day prior to the next succeeding Interest Payment Date on which interest on the
Securities would be payable but for such deferral or, so long as any Securities are held by the Trust, at least one Business Day prior to the earlier of (i) the next succeeding date on which Distributions on the Preferred Securities of such
Trust would be payable but for such deferral and (ii) the date on which the
Property Trustee of such Trust is required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such
Preferred Securities of the record date for the payment of such Distributions.

     (b) In connection with any such Extension Period, the Company shall be subject to the restrictions set forth in Section 10.6(a).

     SECTION 3.10. Agreed Tax Treatment.

     Each Security issued hereunder shall provide that the Company and, by its acceptance or acquisition of a Security or a beneficial interest therein, the
Holder of, and any Person that acquires a direct or indirect beneficial interest in, such Security, intend and agree to treat such Security as indebtedness of the Company for United States Federal, state and local tax purposes and to treat the Preferred Securities (including but not limited to all payments and proceeds with respect to the Preferred Securities) as an undivided beneficial ownership interest in the Securities (and any other Trust property) (and payments and proceeds therefrom, respectively) for United States Federal, state and local tax purposes. The provisions of this Indenture shall be interpreted to further this intention and agreement of the parties.

     SECTION 3.11. CUSIP Numbers.

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption and other similar or related materials as a convenience to
Holders; provided, that any such notice or other materials may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or other materials and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                       33

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

     SECTION 4.1. Satisfaction and Discharge of Indenture.

     This Indenture shall, upon Company Request, cease to be of further effect
(except as to any surviving rights of registration of transfer or exchange of
Securities herein expressly provided for and as otherwise provided in this
Section 4.1) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

     (a) either

          (i) all Securities theretofore authenticated and delivered (other than
     (A) Securities that have been mutilated, destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.6 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the
     Company or discharged from such trust as provided in Section 10.2) have been delivered to the Trustee for cancellation; or

          (ii) all such Securities not theretofore delivered to the Trustee for cancellation

               (A) have become due and payable, or

               (B) will become due and payable at their Stated Maturity within one year of the date of deposit, or

               (C) are to be called for redemption within one year under
          arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the
          Company,

     and the Company, in the case of subclause (ii)(A), (B) or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose (x) an amount in the currency or currencies in which the Securities are payable, (y) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount or (z) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on such
     Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest (including any Additional Interest)
     to the date of such deposit (in the case of Securities that have become due and payable) or to the Stated Maturity (or any date of principal repayment upon early maturity) or Redemption Date, as the case may be;

     (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                                       34

     (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.6, the obligations of the Company to any Authenticating Agent under Section 6.11 and, if money shall have been deposited with the Trustee pursuant to subclause (a)(ii) of this
Section 4.1, the obligations of the Trustee under Section 4.2 and Section
10.2(e) shall survive.

     SECTION 4.2. Application of Trust Money.

     Subject to the provisions of Section 10.2(e), all money deposited with the
Trustee pursuant to Section 4.1 shall be held in trust and applied by the
Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment in accordance with Section 3.1, either directly or through any
Paying Agent (including the Company acting as its own Paying Agent) as the
Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest (including any Additional Interest) for the payment of which such money or obligations have been deposited with or received by the
Trustee. Moneys held by the Trustee under this Section 4.2 shall not be subject to the claims of holders of Senior Debt under Article XII.

                                    ARTICLE V

                                    REMEDIES

     SECTION 5.1. Events of Default.

     "Event of Default" means, wherever used herein with respect to the
Securities, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) default in the payment of any interest upon any Security, including any
Additional Interest in respect thereof, when it becomes due and payable, and continuance of such default for a period of thirty (30) days (subject to the deferral of any due date in the case of an Extension Period); or

     (b) default in the payment of the principal of or any premium on any
Security at its Maturity; or

     (c) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture and continuance of such default or breach for a period of thirty (30) days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee
by the Holders of at least twenty five percent (25%) in aggregate principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                                       35

     (d) the entry by a court having jurisdiction in the premises of a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of sixty (60) consecutive days;

     (e) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt or insolvent, or the taking of corporate action by the Company in furtherance of any such action; or

     (f) the Trust shall have voluntarily or involuntarily liquidated, dissolved, wound-up its business or otherwise terminated its existence, except in connection with (1) the distribution of the Securities to holders of the
Preferred Securities in liquidation of their interests in the Trust, (2) the redemption of all of the outstanding Preferred Securities or (3) certain mergers, consolidations or amalgamations, each as and to the extent permitted by the Trust Agreement.

     SECTION 5.2. Acceleration of Maturity; Rescission and Annulment.

     (a) If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than twenty five percent (25%) in aggregate principal amount of the Outstanding Securities may declare the principal amount of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), provided, that if, upon an Event of Default, the Trustee or the Holders of not less than twenty five percent (25%) in principal amount of the Outstanding
Securities fail to declare the principal of all the Outstanding Securities to be immediately due and payable, the holders of at least twenty five percent (25%)
in aggregate Liquidation Amount of the Preferred Securities then outstanding shall have the right to make such declaration by a notice in writing to the
Property Trustee, the Company and the Trustee; and upon any such declaration the principal amount of and the accrued interest (including any Additional Interest)
on all the Securities shall become immediately due and payable.

     (b) At any time after such a declaration of acceleration with respect to
Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this
Article V, the Holders of a majority in aggregate principal amount of the
Outstanding Securities, by written notice to the Indenture Trustee, or the holders of a majority in aggregate Liquidation Amount of the Preferred
Securities, by written

                                       36

notice to the Property Trustee, the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (i) the Company has paid or deposited with the Trustee a sum sufficient to pay:

               (A) all overdue installments of interest on all Securities,

               (B) any accrued Additional Interest on all Securities,

               (C) the principal of and any premium on any Securities that have become due otherwise than by such declaration of acceleration and interest (including any Additional Interest) thereon at the rate borne by the Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the
          Trustee, the Property Trustee and their agents and counsel; and

          (ii) all Events of Default with respect to Securities, other than the non-payment of the principal of Securities that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13;

provided, that if the Holders of such Securities fail to annul such declaration and waive such default, the holders of not less than a majority in aggregate
Liquidation Amount of the Preferred Securities then outstanding shall also have the right to rescind and annul such declaration and its consequences by written notice to the Property Trustee, the Company and the Trustee, subject to the satisfaction of the conditions set forth in paragraph (b) of this Section 5.2.
No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by
Trustee.

     (a) The Company covenants that if:

          (i) default is made in the payment of any installment of interest
     (including any Additional Interest) on any Security when such interest becomes due and payable and such default continues for a period of thirty
     (30) days, or

          (ii) default is made in the payment of the principal of and any premium on any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest (including any
Additional Interest) and, in addition thereto, all amounts owing the Trustee under Section 6.6.

     (b) If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by

                                       37

law out of the property of the Company or any other obligor upon the Securities, wherever situated.

     (c) If an Event of Default with respect to Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 5.4. Trustee May File Proofs of Claim.

     In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or similar judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized hereunder in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to first pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts owing the
Trustee, any predecessor Trustee and other Persons under Section 6.6.

     SECTION 5.5. Trustee May Enforce Claim Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the
Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, subject to
Article XII and after provision for the payment of all the amounts owing the
Trustee, any predecessor Trustee and other Persons under Section 6.6, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     SECTION 5.6. Application of Money Collected.

     Any money or property collected or to be applied by the Trustee with respect to the Securities pursuant to this Article V shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal or any premium or interest (including any Additional Interest), upon presentation of the
Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee, any predecessor
Trustee and other Persons under Section 6.6;

                                       38

     SECOND: To the payment of all Senior Debt of the Company if and to the extent required by Article XII;

     THIRD: Subject to Article XII, to the payment of the amounts then due and unpaid upon the Securities for principal and any premium and interest (including any Additional Interest) in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and any premium and interest (including any Additional Interest), respectively; and

     FOURTH: The balance, if any, to the Person or Persons entitled thereto.

     SECTION 5.7. Limitation on Suits.

     Subject to Section 5.8, no Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) or for any other remedy hereunder, unless:

     (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities;

     (b) the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as
Trustee hereunder;

     (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (d) the Trustee after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding for sixty (60) days; and

     (e) no direction inconsistent with such written request has been given to the Trustee during such sixty (60)-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this
Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

     SECTION 5.8. Unconditional Right of Holders to Receive Principal, Premium,
if any, and Interest; Direct Action by Holders of Preferred Securities.

     Notwithstanding any other provision in this Indenture, the Holder of any
Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium on such Security at its Maturity and payment of interest (including any Additional Interest) on such Security when due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder. Any

                                       39

registered holder of the Preferred Securities shall have the right, upon the occurrence of an Event of Default described in Section 5.1(a) or Section 5.1(b), to institute a suit directly against the Company for enforcement of payment to such holder of principal of and any premium and interest (including any
Additional Interest) on the Securities having a principal amount equal to the aggregate Liquidation Amount of the Preferred Securities held by such holder.

     SECTION 5.9. Restoration of Rights and Remedies.

     If the Trustee, any Holder or any holder of Preferred Securities has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, such Holder or such holder of
Preferred Securities, then and in every such case the Company, the Trustee, such
Holders and such holder of Preferred Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the
Trustee, such Holder and such holder of Preferred Securities shall continue as though no such proceeding had been instituted.

     SECTION 5.10. Rights and Remedies Cumulative.

     Except as otherwise provided in Section 3.6(f), no right or remedy herein conferred upon or reserved to the Trustee or the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.11. Delay or Omission Not Waiver.

     No delay or omission of the Trustee, any Holder of any Securities or any holder of any Preferred Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Holders and
the right and remedy given to the holders of Preferred Securities by Section 5.8 may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Holders or the holders of Preferred Securities, as the case may
be.

     SECTION 5.12. Control by Holders.

     The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities (or, as the case may be, the holders of a majority in aggregate Liquidation Amount of Preferred Securities) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the
Trustee; provided, that:

     (a) such direction shall not be in conflict with any rule of law or with this Indenture,

     (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction, and

                                       40

     (c) subject to the provisions of Section 6.2, the Trustee shall have the right to decline to follow such direction if a Responsible Officer or Officers of the Trustee shall, in good faith, reasonably determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in personal liability.

     SECTION 5.13. Waiver of Past Defaults.

     (a) The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities or the holders of not less than a majority in aggregate Liquidation Amount of the Preferred Securities may waive any past
Event of Default hereunder and its consequences except an Event of Default:

          (i) in the payment of the principal of or any premium or interest
     (including any Additional Interest) on any Outstanding Security (unless such Event of Default has been cured and the Company has paid to or deposited with the Trustee a sum sufficient to pay all installments of interest (including any Additional Interest) due and past due and all principal of and any premium on all Securities due otherwise than by acceleration), or

          (ii) in respect of a covenant or provision hereof that under Article
     IX cannot be modified or amended without the consent of each Holder of any
     Outstanding Security.

     (b) Any such waiver shall be deemed to be on behalf of the Holders of all the Outstanding Securities or, in the case of a waiver by holders of Preferred
Securities issued by such Trust, by all holders of Preferred Securities.

     (c) Upon any such waiver, such Event of Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

     SECTION 5.14. Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than ten percent (10%) in aggregate principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or any premium on the Security after the Stated Maturity or any interest (including any Additional Interest) on any Security after it is due and payable.

                                       41

     SECTION 5.15. Waiver of Usury, Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

     SECTION 6.1. Corporate Trustee Required.

     There shall at all times be a Trustee hereunder with respect to the
Securities. The Trustee shall be a corporation organized and doing business under the laws of the United States or of any state thereof, authorized to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or state authority and having an office within the United States. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then, for the purposes of this Section 6.1, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.1, it shall resign immediately in the manner and with the effect hereinafter specified in this
Article VI.

     SECTION 6.2. Certain Duties and Responsibilities.

     Except during the continuance of an Event of Default:

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the
     Trustee shall be under a duty to examine the same to determine whether or not they substantially conform on their face to the requirements of this
     Indenture.

     (b) If an Event of Default known to the Trustee has occurred and is continuing, the Trustee shall, prior to the receipt of directions, if any, from the Holders of at least a majority in aggregate principal amount of the
Outstanding Securities (or, if applicable, from the holders of at

                                       42

least a majority in aggregate Liquidation Amount of Preferred Securities), exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (c) Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.2. To the extent that, at law or in equity, the Trustee has duties and liabilities relating to the Holders, the
Trustee shall not be liable to any Holder or any holder of Preferred Securities for the Trustee's good faith reliance on the provisions of this Indenture. The provisions of this Indenture, to the extent that they restrict the duties and liabilities of the Trustee otherwise existing at law or in equity, are agreed by the Company and the Holders and the holders of Preferred Securities to replace such other duties and liabilities of the Trustee.

     (d) No provisions of this Indenture shall be construed to relieve the
Trustee from liability with respect to matters that are within the authority of the Trustee under this Indenture for its own negligent action, negligent failure to act or willful misconduct, except that:

          (i) the Trustee shall not be liable for any error or judgment made in good faith by an authorized officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (ii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of at least a majority in aggregate principal amount of the
     Outstanding Securities (or, as the case may be, the holders of a majority in aggregate Liquidation Amount of Preferred Securities) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee under this Indenture; and

          (iii) the Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company and money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law.

     (e) If at any time the Trustee hereunder is not the same Person as the
Property Trustee under the Trust Agreement:

          (i) whenever a reference is made herein to the dissolution, termination or liquidation of the Trust, the Trustee shall be entitled to assume that no such dissolution, termination, or liquidation has occurred so long as the Securities are or continue to be registered in the name of such Property Trustee, and the Trustee shall be charged with notice or knowledge of such dissolution, termination or liquidation only upon written notice thereof given to the Trustee by the Depositor under the Trust
     Agreement; and

                                       43

          (ii) the Trustee shall not be charged with notice or knowledge that any Person is a holder of Preferred Securities or Common Securities issued by the Trust or whether any group of holders of Preferred Securities constitutes any specified percentage of all outstanding Preferred
     Securities for any purpose under this Indenture, unless and until the
     Trustee is furnished with a list of holders by such Property Trustee and the aggregate Liquidation Amount of the Preferred Securities then outstanding. The Trustee may conclusively rely and shall be protected in relying on such list.

     (f) Notwithstanding Section 1.10, the Trustee shall not, and shall not be deemed to, owe any fiduciary duty to the holders of any of the Trust Securities issued by the Trust and shall not be liable to any such holder (other than for the willful misconduct or negligence of the Trustee) if the Trustee in good faith (i) pays over or distributes to a registered Holder of the Securities or to the Company or to any other Person, cash, property or securities to which such holders of such Trust Securities shall be entitled or (ii) takes any action or omits to take any action at the request of the Holder of such Securities.
Nothing in this paragraph shall affect the obligation of any other such Person to hold such payment for the benefit of, and to pay such amount over to, such holders of Preferred Securities or Common Securities or their representatives.

     SECTION 6.3. Notice of Defaults.

     Within ninety (90) days after the occurrence of any default actually known to the Trustee, the Trustee shall give the Holders notice of such default unless such default shall have been cured or waived; provided, that except in the case of a default in the payment of the principal of or any premium or interest on any Securities, the Trustee shall be fully protected in withholding the notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that withholding the notice is in the interest of holders of
Securities; and provided, further, that in the case of any default of the character specified in Section 5.1(c), no such notice to Holders shall be given until at least thirty (30) days after the occurrence thereof. For the purpose of this Section 6.3, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

     SECTION 6.4. Certain Rights of Trustee.

     Subject to the provisions of Section 6.2:

     (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in good faith and in accordance with the terms hereof upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) if (i) in performing its duties under this Indenture the Trustee is required to decide between alternative courses of action, (ii) in construing any of the provisions of this Indenture the Trustee finds ambiguous or inconsistent with any other provisions contained herein or (iii) the Trustee is unsure of the application of any provision of this Indenture, then, except as to any matter as to which the Holders are entitled to decide under the terms of this Indenture, the

                                       44

Trustee shall deliver a notice to the Company requesting the Company's written instruction as to the course of action to be taken and the Trustee shall take such action, or refrain from taking such action, as the Trustee shall be instructed in writing to take, or to refrain from taking, by the Company;
provided, that if the Trustee does not receive such instructions from the
Company within ten Business Days after it has delivered such notice or such reasonably shorter period of time set forth in such notice the Trustee may, but shall be under no duty to, take such action, or refrain from taking such action, as the Trustee shall deem advisable and in the best interests of the Holders, in which event the Trustee shall have no liability except for its own negligence, bad faith or willful misconduct;

     (c) any request or direction of the Company shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of
Directors may be sufficiently evidenced by a Board Resolution;

     (d) the Trustee may consult with counsel (which counsel may be counsel to the Trustee, the Company or any of its Affiliates, and may include any of its employees) and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders or any holder of Preferred Securities pursuant to this Indenture, unless such Holders (or such holders of Preferred Securities) shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses (including reasonable attorneys' fees and expenses) and liabilities that might be incurred by it in compliance with such request or direction, including reasonable advances as may be requested by the Trustee;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, indenture, note or other paper or document, but the Trustee in its discretion may make such inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney, custodian or nominee appointed with due care by it hereunder;

     (h) whenever in the administration of this Indenture the Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action with respect to enforcing any remedy or right hereunder, the Trustees (i) may request instructions from the Holders (which instructions may only be given by the Holders of the same aggregate principal amount of Outstanding Securities as would be entitled to direct the Trustee under this Indenture in respect of such remedy, right or action), (ii) may refrain from enforcing such remedy or right or taking such action until such instructions are received and (iii) shall be protected in acting in accordance with such instructions;

                                       45

     (i) except as otherwise expressly provided by this Indenture, the Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Indenture;

     (j) without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with any bankruptcy, insolvency or other proceeding referred to in clauses (d) or (e) of the definition of Event of Default, such expenses
(including legal fees and expenses of its agents and counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy laws or law relating to creditors rights generally;

     (k) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate addressing such matter, which, upon receipt of such request, shall be promptly delivered by the Company;

     (l) the Trustee shall not be charged with knowledge of any Event of Default unless either (i) a Responsible Officer of the Trustee shall have actual knowledge or (ii) the Trustee shall have received written notice thereof from the Company or a Holder; and

     (m) in the event that the Trustee is also acting as Paying Agent,
Authenticating Agent or Securities Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article VI shall also be afforded such Paying Agent, Authenticating Agent, or Securities Registrar.

     SECTION 6.5. May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Securities
Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company with the same rights it would have if it were not Trustee,
Authenticating Agent, Paying Agent, Securities Registrar or such other agent.

     SECTION 6.6. Compensation; Reimbursement; Indemnity.

     (a)  The Company agrees:

          (i) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder in such amounts as the Company and the Trustee shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (ii) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct; and

                                       46

          (iii) to the fullest extent permitted by applicable law, to indemnify the Trustee and its Affiliates, and their officers, directors, shareholders, agents, representatives and employees for, and to hold them harmless against, any loss, damage, liability, tax (other than income, franchise or other taxes imposed on amounts paid pursuant to (i) or (ii)
     hereof), penalty, expense or claim of any kind or nature whatsoever incurred without negligence, bad faith or willful misconduct on its part arising out of or in connection with the acceptance or administration of this trust or the performance of the Trustee's duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     (b) To secure the Company's payment obligations in this Section 6.6, the
Company hereby grants and pledges to the Trustee and the Trustee shall have a lien prior to the Securities on all money or property held or collected by the
Trustee, other than money or property held in trust to pay principal and interest on particular Securities. Such lien shall survive the satisfaction and discharge of this Indenture or the resignation or removal of the Trustee.

     (c) The obligations of the Company under this Section 6.6 shall survive the satisfaction and discharge of this Indenture and the earlier resignation or removal of the Trustee.

     (d) In no event shall the Trustee be liable for any indirect, special, punitive or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

     (e) In no event shall the Trustee be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, embargo, government action, including any laws, ordinances, regulations, governmental action or the like which delay, restrict or prohibit the providing of the services contemplated by this Indenture.

     SECTION 6.7. Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article VI shall become effective until the acceptance of appointment by the successor Trustee under Section 6.8.

     (b) The Trustee may resign at any time by giving written notice thereof to the Company.

     (c) Unless an Event of Default shall have occurred and be continuing, the
Trustee may be removed at any time by the Company by a Board Resolution. If an
Event of Default shall have occurred and be continuing, the Trustee may be removed by Act of the Holders of a majority in aggregate principal amount of the
Outstanding Securities, delivered to the Trustee and to the Company.

                                       47

     (d) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any reason, at a time when no Event of Default shall have occurred and be continuing, the Company, by a Board Resolution, shall promptly appoint a successor Trustee, and such successor Trustee and the retiring Trustee shall comply with the applicable requirements of Section 6.8. If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any reason, at a time when an Event of Default shall have occurred and be continuing, the Holders, by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities, shall promptly appoint a successor Trustee, and such successor Trustee and the retiring Trustee shall comply with the applicable requirements of Section 6.8. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment within sixty (60) days after the giving of a notice of resignation by the Trustee or the removal of the Trustee in the manner required by Section
6.8, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of such Holder and all others similarly situated, and any resigning Trustee may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (e) The Company shall give notice to all Holders in the manner provided in
Section 1.6 of each resignation and each removal of the Trustee and each appointment of a successor Trustee. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

     SECTION 6.8. Acceptance of Appointment by Successor.

     (a) In case of the appointment hereunder of a successor Trustee, each successor Trustee so appointed shall execute, acknowledge and deliver to the
Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor
Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring
Trustee hereunder.

     (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph
(a) of this Section 6.8.

     (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article VI.

     SECTION 6.9. Merger, Conversion, Consolidation or Succession to Business.

     Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or

                                       48

filing of any paper or any further act on the part of any of the parties hereto, provided, that such Person shall be otherwise qualified and eligible under this
Article VI. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation or as otherwise provided above in this Section 6.9 to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated, and in case any Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee or in the name of such successor Trustee, and in all cases the certificate of authentication shall have the full force which it is provided anywhere in the Securities or in this Indenture that the certificate of the Trustee shall have.

     SECTION 6.10. Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the
Company of the Securities or the proceeds thereof.

     SECTION 6.11. Appointment of Authenticating Agent.

     (a) The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities, which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section
3.6, and Securities so authenticated shall be entitled to the benefits of this
Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent.
Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United
States of America, or of any State or Territory thereof or the District of
Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or state authority. If such Authenticating
Agent publishes reports of condition at least annually pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 6.11 the combined capital and surplus of such Authenticating
Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating
Agent shall cease to be eligible in accordance with the provisions of this
Section 6.11, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.11.

     (b) Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of an Authenticating Agent shall be the successor Authenticating
Agent hereunder, provided such Person shall be otherwise eligible

                                       49

under this Section 6.11, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     (c) An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such
Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.11, the Trustee may appoint a successor
Authenticating Agent eligible under the provisions of this Section 6.11, which shall be acceptable to the Company, and shall give notice of such appointment to all Holders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an
Authenticating Agent.

     (d) The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.11 in such amounts as the Company and the Authenticating Agent shall agree from time to time.

     (e) If an appointment of an Authenticating Agent is made pursuant to this
Section 6.11, the Securities may have endorsed thereon, in addition to the
Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

This is one of the Securities referred to in the within mentioned Indenture.

Dated: __________

                                        JPMORGAN CHASE BANK, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity, but solely as Trustee

                                        By:
                                            ------------------------------------
                                                  Authenticating Agent

                                        By:
                                            ------------------------------------
                                                   Authorized Signatory

                                   ARTICLE VII

                      HOLDER'S LISTS AND REPORTS BY COMPANY

     SECTION 7.1. Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee:

                                       50

     (a) semiannually, on or before June 30 and December 31 of each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than fifteen (15) days prior to the delivery thereof, and

     (b) at such other times as the Trustee may request in writing, within thirty (30) days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than fifteen (15) days prior to the time such list is furnished,

in each case to the extent such information is in the possession or control of the Company and has not otherwise been received by the Trustee in its capacity as Securities Registrar.

     SECTION 7.2. Preservation of Information, Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Securities
Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

     (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust
Indenture Act.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

     SECTION 7.3. Reports by Company.

     (a) The Company shall furnish to the Holders and to prospective purchasers of Securities, upon their request, the information required to be furnished pursuant to Rule 144A(d)(4) under the Securities Act. The delivery requirement set forth in the preceding sentence may be satisfied by compliance with Section
7.3(b) hereof.

     (b) The Company shall cause NorthStar Realty Finance Corp., the general partner of the Company, to furnish to each of (i) the Trustee, (ii) the Holders and to subsequent holders of Securities, (iii) Taberna Capital Management, LLC,
450 Park Avenue, 23rd Floor, New York, NY 10022, Attn: Mitchell Kahn or such other address as designated by Taberna Capital Management, LLC and (iv) any beneficial owner of the Securities reasonably identified to the Company (which identification may be made either by such beneficial owner or by Taberna Capital
Management, LLC), a duly completed and executed certificate substantially and substantively in the form attached hereto as Exhibit A, including the financial statements referenced in such Exhibit, which certificate and financial statements shall be so furnished by the Company not later than fifty (50) days after the end of each of the first three fiscal quarters of each fiscal year of the Company and not later than ninety-five (95) days after the end of each fiscal year of the Company. The delivery requirements under this Section 7.3(b)
may be satisfied by compliance with Section 8.16(b) of the Trust Agreement.

                                       51

     (c) If the Company intends to file its annual and quarterly information with the Securities and Exchange Commission (the "Commission") in electronic form pursuant to Regulation S-T of the Commission using the Commission's
Electronic Data Gathering, Analysis and Retrieval ("EDGAR") system, the Company shall notify the Trustee in the manner prescribed herein of each such annual and quarterly filing. The Trustee is hereby authorized and directed to access the
EDGAR system for purposes of retrieving the financial information so filed.
Compliance with the foregoing shall constitute delivery by the Company of its financial statements to the Trustee in compliance with the provisions of Section
314(a) of the Trust Indenture Act, if applicable. The Trustee shall have no duty to search for or obtain any electronic or other filings that the Company makes with the Commission, regardless of whether such filings are periodic, supplemental or otherwise. Delivery of reports, information and documents to the
Trustee pursuant to this Section 7.3(c) shall be solely for purposes of compliance with this Section 7.3 and, if applicable, with Section 314(a) of the
Trust Indenture Act. The Trustee's receipt of such reports, information and documents shall not constitute notice to it of the content thereof or any matter determinable from the content thereof, including the Company's compliance with any of its covenants hereunder, as to which the Trustee is entitled to rely upon
Officers' Certificates.

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     SECTION 8.1. Company May Consolidate, Etc., Only on Certain Terms.

     The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

     (a) if the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the entity formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance or transfer, or that leases, the properties and assets of the Company substantially as an entirety shall be an entity organized and existing under the laws of the United States of America or any State or Territory thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest (including any
Additional Interest) on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

     (b) immediately after giving effect to such transaction, no Event of
Default, and no event that, after notice or lapse of time, or both, would constitute an Event of Default, shall have happened and be continuing; and

     (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, any such supplemental indenture comply with this Article
VIII and that all conditions precedent herein provided for

                                       52

relating to such transaction have been complied with; and the Trustee may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section 8.1.

     SECTION 8.2. Successor Company Substituted.

     (a) Upon any consolidation or merger by the Company with or into any other
Person, or any conveyance, transfer or lease by the Company of its properties and assets substantially as an entirety to any Person in accordance with Section
8.1 and the execution and delivery to the Trustee of the supplemental indenture described in Section 8.1(a), the successor entity formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and in the event of any such conveyance or transfer, following the execution and delivery of such supplemental indenture, the Company shall be discharged from all obligations and covenants under the Indenture and the Securities.

     (b) Such successor Person may cause to be executed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities that such successor Person thereafter shall cause to be executed and delivered to the Trustee on its behalf. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture.

     (c) In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate to reflect such occurrence.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

     SECTION 9.1. Supplemental Indentures without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board
Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

     (a) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

     (b) to evidence and provide for the acceptance of appointment hereunder by a successor trustee; or

                                       53

     (c) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make or amend any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the other provisions of this Indenture, provided, that such action pursuant to this clause (b) shall not adversely affect in any material respect the interests of any Holders or the holders of the Preferred Securities; or

     (d) to comply with the rules and regulations of any securities exchange or automated quotation system on which any of the Securities may be listed, traded or quoted; or

     (e) to add to the covenants, restrictions or obligations of the Company or to add to the Events of Default, provided, that such action pursuant to this clause (c) shall not adversely affect in any material respect the interests of any Holders or the holders of the Preferred Securities; or

     (f) to modify, eliminate or add to any provisions of the Indenture or the
Securities to such extent as shall be necessary to ensure that the Securities are treated as indebtedness of the Company for United States Federal income tax purposes, provided, that such action pursuant to this clause (d) shall not adversely affect in any material respect the interests of any Holders or the holders of the Preferred Securities.

     SECTION 9.2. Supplemental Indentures with Consent of Holders.

     (a) Subject to Section 9.1, with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by
Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this
Indenture; provided, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security,

          (i) change the Stated Maturity of the principal or any premium of any
     Security or change the date of payment of any installment of interest
     (including any Additional Interest) on any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof or change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable, or restrict or impair the right to institute suit for the enforcement of any such payment on or after such date, or

          (ii) reduce the percentage in aggregate principal amount of the
     Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with any provision of this Indenture or of defaults hereunder and their consequences provided for in this Indenture,
     or

          (iii) modify any of the provisions of this Section 9.2, Section 5.13 or Section 10.7, except to increase any percentage in aggregate principal amount of the Outstanding Securities, the consent of whose Holders is required for any reason, or to provide that

                                       54

     certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security;

provided, further, that, so long as any Preferred Securities remain outstanding, no amendment under this Section 9.2 shall be effective until the holders of a majority in Liquidation Amount of the Preferred Securities shall have consented to such amendment; provided, further, that if the consent of the Holder of each
Outstanding Security is required for any amendment under this Indenture, such amendment shall not be effective until the holder of each Outstanding Preferred
Security shall have consented to such amendment.

     (b) It shall not be necessary for any Act of Holders under this Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 9.3. Execution of Supplemental Indentures.

     In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in conclusively relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that all conditions precedent herein provided for relating to such action have been complied with.
The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties, indemnities or immunities under this Indenture or otherwise. Copies of the final form of each supplemental indenture shall be delivered by the Trustee at the expense of the
Company to each Holder, and, if the Trustee is the Property Trustee, to each holder of Preferred Securities, promptly after the execution thereof.

     SECTION 9.4. Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities and every holder of Preferred Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 9.5. Reference in Securities to Supplemental Indentures.

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and shall if required by the Company, bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding
Securities.

                                       55

                                    ARTICLE X

                                    COVENANTS

     SECTION 10.1. Payment of Principal, Premium, if any, and Interest.

     The Company covenants and agrees for the benefit of the Holders of the
Securities that it will duly and punctually pay the principal of and any premium and interest (including any Additional Interest) on the Securities in accordance with the terms of the Securities and this Indenture. As of the date hereof, the
Company represents that it has no present intention to exercise its right under
Section 3.9 to defer payments of interest on the Securities.

     SECTION 10.2. Money for Security Payments to be Held in Trust.

     (a) If the Company shall at any time act as its own Paying Agent with respect to the Securities, it will, on or before each due date of the principal of and any premium or interest (including any Additional Interest) on the
Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium or interest
(including Additional Interest) so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee in writing of its failure so to act.

     (b) Whenever the Company shall have one or more Paying Agents, it will, prior to 10:00 a.m., New York City time, on each due date of the principal of or any premium or interest (including any Additional Interest) on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided in the Trust Indenture Act and (unless such Paying Agent is the
Trustee) the Company will promptly notify the Trustee of its failure so to act.

     (c) The Company will cause each Paying Agent for the Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such
Paying Agent shall agree with the Trustee, subject to the provisions of this
Section 10.2, that such Paying Agent will (i) comply with the provisions of this
Indenture and the Trust Indenture Act applicable to it as a Paying Agent and
(ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities.

     (d) The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     (e) Any money deposited with the Trustee or any Paying Agent, or then held by the Company in trust for the payment of the principal of and any premium or interest (including any

                                       56

Additional Interest) on any Security and remaining unclaimed for two years after such principal and any premium or interest has become due and payable shall
(unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be paid on Company Request to the Company, or (if then held by the Company) shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The
City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     SECTION 10.3. Statement as to Compliance.

     The Company shall deliver to the Trustee, within one hundred and twenty
(120) days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate covering the preceding calendar year, stating whether or not to the knowledge of the signers thereof the Company is in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder), and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. The delivery requirements of this Section 10.3 may be satisfied by compliance with Section 8.16(a) of the Trust Agreement.

     SECTION 10.4. Calculation Agent.

     (a) The Company hereby agrees that for so long as any of the Securities remain Outstanding, there will at all times be an agent appointed to calculate
LIBOR in respect of each Interest Payment Date in accordance with the terms of
Schedule A (the "Calculation Agent"). The Company has initially appointed the
Property Trustee as Calculation Agent for purposes of determining LIBOR for each
Interest Payment Date. The Calculation Agent may be removed by the Company at any time. Notwithstanding the foregoing, so long as the Property Trustee holds any of the Securities, the Calculation Agent shall be the Property Trustee. If the Calculation Agent is unable or unwilling to act as such or is removed by the
Company, the Company will promptly appoint as a replacement Calculation Agent the London office of a leading bank which is engaged in transactions in
Eurodollar deposits in the international Eurodollar market and which does not control or is not controlled by or under common control with the Company or its
Affiliates. The Calculation Agent may not resign its duties without a successor having been duly appointed.

     (b) The Calculation Agent shall be required to agree that, as soon as possible after 11:00 a.m. (London time) on each LIBOR Determination Date (as defined in Schedule A), but in no event later than 11:00 a.m. (London time) on the Business Day immediately following each LIBOR Determination Date, the
Calculation Agent will calculate the interest rate (the Interest

                                       57

Payment shall be rounded to the nearest cent, with half a cent being rounded upwards) for the related Interest Payment Date, and will communicate such rate and amount to the Company, the Trustee, each Paying Agent and the Depositary.
The Calculation Agent will also specify to the Company the quotations upon which the foregoing rates and amounts are based and, in any event, the Calculation
Agent shall notify the Company before 5:00 p.m. (London time) on each LIBOR
Determination Date that either: (i) it has determined or is in the process of determining the foregoing rates and amounts or (ii) it has not determined and is not in the process of determining the foregoing rates and amounts, together with its reasons therefor. The Calculation Agent's determination of the foregoing rates and amounts for any Interest Payment Date will (in the absence of manifest error) be final and binding upon all parties. For the sole purpose of calculating the interest rate for the Securities, "Business Day" shall be defined as any day on which dealings in deposits in Dollars are transacted in the London interbank market.

     SECTION 10.5. Additional Tax Sums.

     So long as no Event of Default has occurred and is continuing, if (a) the
Trust is the Holder of all of the Outstanding Securities and (b) a Tax Event
described in clause (i) or (iii) in the definition of Tax Event in Section 1.1 hereof has occurred and is continuing, the Company shall pay to the Trust (and its permitted successors or assigns under the related Trust Agreement) for so long as the Trust (or its permitted successor or assignee) is the registered holder of the Outstanding Securities, such amounts as may be necessary in order that the amount of Distributions (including any Additional Interest Amount (as defined in the Trust Agreement)) then due and payable by the Trust on the
Preferred Securities and Common Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any
Additional Taxes arising from such Tax Event (additional such amounts payable by the Company to the Trust, the "Additional Tax Sums"). Whenever in this Indenture or the Securities there is a reference in any context to the payment of principal of or interest on the Securities, such mention shall be deemed to include mention of the payments of the Additional Tax Sums provided for in this
Section 10.5 to the extent that, in such context, Additional Tax Sums are, were or would be payable in respect thereof pursuant to the provisions of this
Section 10.5 and express mention of the payment of Additional Tax Sums (if applicable) in any provisions hereof shall not be construed as excluding
Additional Tax Sums in those provisions hereof where such express mention is not made; provided, that the deferral of the payment of interest pursuant to Section
3.9 on the Securities shall not defer the payment of any Additional Tax Sums that may be due and payable.

     SECTION 10.6. Additional Covenants.

     (a) The Company covenants and agrees with each Holder of Securities that if an Event of Default shall have occurred and be continuing or the Company shall have given notice of its election to begin an Extension Period with respect to the Securities or such Extension Period, or any extension thereof, shall be continuing, it shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any shares of the Company's capital stock (for the avoidance of doubt, the term
"capital stock" includes both common stock and preferred stock of the Company),
(ii) vote in favor of or permit or otherwise allow any of its subsidiaries to declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to or otherwise retire, any shares of such subsidiaries preferred stock (for the avoidance of doubt, whether such preferred

                                       58

stock is perpetual or otherwise), or (iii) make any payment of principal of or any interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to the Securities (other than (A) repurchases, redemptions or other acquisitions of shares of capital stock of the Company in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the Event of Default or applicable
Extension Period, (B) as a result of an exchange or conversion of any class or series of the Company's capital stock (or any capital stock of a Subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the
Company's capital stock, (C) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (D) any declaration of a dividend in connection with any Rights Plan, the issuance of rights, stock or other property under any Rights Plan or the redemption or repurchase of rights pursuant thereto or (E) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock).

     (b) The Company also covenants with each Holder of Securities (i) to hold, directly or indirectly, one hundred percent (100%) of the Common Securities of the Trust, provided, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities, (ii) as holder of such Common Securities, not to voluntarily dissolve, wind-up or liquidate the
Trust other than (A) in connection with a distribution of the Securities to the holders of the Preferred Securities in liquidation of the Trust or (B) in connection with certain mergers, consolidations or amalgamations permitted by the Trust Agreement and (iii) to use its reasonable commercial efforts, consistent with the terms and provisions of the Trust Agreement, to cause the
Trust to continue to be taxable as a grantor trust and not as a corporation for
United States Federal income tax purposes.

     (c) The Company also agrees to use its reasonable best efforts to meet the requirements to qualify, effective for the fiscal year ending December 31, 2004 and all future fiscal years, as a real estate investment trust under the
Internal Revenue Code of 1986, as amended.

     (d) For the period commencing on the date hereof and ending on the date that the NorthStar REIT (as defined in the Purchase Agreement) has issued common stock which results in $50 million in gross proceeds, the NorthStar REIT's Debt
Service Coverage ratio (as defined below) shall not be less than 1.5 to 1 in the aggregate, as determined quarterly on a consolidated basis in conformity with
GAAP as set forth in the NorthStar REIT's consolidated financial statements. The following terms used in this Section 10.6(d) shall have the meanings assigned to them below:

                                       59

     "Capital Lease", as applied to any Person, means any lease of any property
     (whether real, personal or mixed) by that Person or entity as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person or entity.

     "Debt Service Coverage" means the ratio of Funds From Operations plus
     Interest Expense on Indebtedness outstanding to Interest Expense on
     Indebtedness outstanding.

     "Funds From Operations" for any period means the consolidated net income
     (or loss) of the NorthStar Reit and its Subsidiaries determined in accordance with GAAP for such period, without giving effect to depreciation and amortization uniquely significant to real estate, gains or losses which are classified as "extraordinary" in accordance with GAAP, capital gains or losses on sales of real estate, capital gains or losses with respect to the disposition of investments in marketable securities and any provision/benefit for income taxes for such period, plus (a) the allocable portion, based on the NorthStar REIT's ownership interest, of funds from operations of unconsolidated joint ventures, and (b) any expense deduction attributable to deferred compensation from the NorthStar REIT's and its subsidiaries' equity programs, in each case all determined on a consistent basis.

     "Indebtedness" means (a) obligations created, issued or incurred by the
     NorthStar REIT for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person); (b) obligations of the NorthStar REIT to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within ninety (90) days of the date the respective goods are delivered or the respective services are rendered;
     (c) indebtedness of others secured by a Lien on the property of the
     NorthStar REIT, whether or not the respective indebtedness so secured has been assumed by the NorthStar REIT; (d) obligations of the NorthStar REIT in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such person; (e)
     Capital Leases of the NorthStar REIT; and (f) indebtedness of others guaranteed by the NorthStar REIT.

     "Interest Expense" means for any period, total interest expense, both expensed and capitalized, of the NorthStar REIT and its Subsidiaries for such period with respect to all outstanding Indebtedness of the NorthStar
     REIT and its Subsidiaries (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under interest rate protection agreements), determined on a consolidated basis in accordance with GAAP, net of interest income of the NorthStar REIT and its
     Subsidiaries for such period (determined on a consolidated basis in accordance with GAAP).

     "Lien" shall mean, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital
     Lease, upon or with respect to any property or asset of such Person
     (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

                                       60

     "Person" shall mean an individual, corporation, limited liability company, business trust, partnership, joint tenant or tenant-in-common, trust, unincorporated organization, or other entity, or a federal, state or local government or any agency or political subdivision thereof.

     SECTION 10.7. Waiver of Covenants.

     The Company may omit in any particular instance to comply with any covenant or condition contained in Section 10.6 if, before or after the time for such compliance, the Holders of at least a majority in aggregate principal amount of the Outstanding Securities shall, by Act of such Holders, and at least a majority of the aggregate Liquidation Amount of the Preferred Securities then outstanding, by consent of such holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company in respect of any such covenant or condition shall remain in full force and effect.

     SECTION 10.8. Treatment of Securities.

     The Company will treat the Securities as indebtedness, and the amounts, other than payments of principal, payable in respect of the principal amount of such Securities as interest, for all U.S. federal income tax purposes. All payments in respect of the Securities will be made free and clear of U.S.
withholding tax to any beneficial owner thereof that has provided an Internal
Revenue Service Form W-9 or W-8BEN (or any substitute or successor form)
establishing its U.S. or non-U.S. status for U.S. federal income tax purposes, or any other applicable form establishing a complete exemption from U.S.
withholding tax.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

     SECTION 11.1. Optional Redemption.

     The Company may, at its option, on any Interest Payment Date, on or after
January 30, 2011, redeem the Securities in whole at any time or in part from time to time, at a Redemption Price equal to one hundred percent (100%) of the principal amount thereof (or of the redeemed portion thereof, as applicable), together, in the case of any such redemption, with accrued and unpaid interest, including any Additional Interest, through but excluding the date fixed as the
Redemption Date (the "Optional Redemption Price").

     SECTION 11.2. Special Event Redemption.

     Prior to January 30, 2011, upon the occurrence and during the continuation of a Special Event, the Company may, at its option, redeem the Securities, in whole but not in part, at a Redemption Price equal to one hundred seven and one half percent (107.5%) of the principal amount thereof, together, in the case of any such redemption, with accrued interest, including any Additional Interest, through but excluding the date fixed as the Redemption Date (the "Special
Redemption Price").

                                       61

     SECTION 11.3. Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities, in whole or in part, shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company, the Company shall, not less than forty-five (45) days and not more than seventy-five (75) days prior to the
Redemption Date (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee and the Property Trustee under the Trust Agreement in writing of such date and of the principal amount of the Securities to be redeemed and provide the additional information required to be included in the notice or notices contemplated by Section 11.5. In the case of any redemption of
Securities, in whole or in part, (a) prior to the expiration of any restriction on such redemption provided in this Indenture or the Securities or (b) pursuant to an election of the Company which is subject to a condition specified in this
Indenture or the Securities, the Company shall furnish the Trustee with an
Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction or condition.

     SECTION 11.4. Selection of Securities to be Redeemed.

     (a) If less than all the Securities are to be redeemed, the particular
Securities to be redeemed shall be selected and redeemed on a pro rata basis not more than sixty (60) days prior to the Redemption Date by the Trustee from the
Outstanding Securities not previously called for redemption, provided, that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

     (b) The Trustee shall promptly notify the Company in writing of the
Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security that has been or is to be redeemed.

     (c) The provisions of paragraphs (a) and (b) of this Section 11.4 shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the
Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

     SECTION 11.5. Notice of Redemption.

     (a) Notice of redemption shall be given not later than the thirtieth (30th)
day, and not earlier than the sixtieth (60th) day, prior to the Redemption Date to each Holder of Securities to be redeemed, in whole or in part (unless a shorter notice shall be satisfactory to the Property Trustee under the related
Trust Agreement).

     (b) With respect to Securities to be redeemed, in whole or in part, each notice of redemption shall state:

          (i) the Redemption Date;

                                       62

          (ii) the Redemption Price or, if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the estimate of the Redemption Price, as calculated by the Company, together with a statement that it is an estimate and that the actual Redemption
     Price will be calculated on the fifth Business Day prior to the Redemption
     Date (and if an estimate is provided, a further notice shall be sent of the actual Redemption Price on the date that such Redemption Price is calculated);

          (iii) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the amount of and particular Securities to be redeemed;

          (iv) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security or portion thereof, and that any interest (including any Additional Interest) on such Security or such portion, as the case may be, shall cease to accrue on and after said date;

          (v) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

          (vi) such other provisions as the Company deems relevant.

     (c) Notice of redemption of Securities to be redeemed, in whole or in part, at the election of the Company shall be given by the Company or, at the
Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable. The notice if mailed in the manner provided above shall be conclusively presumed to have been duly given, whether or not the
Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

     SECTION 11.6. Deposit of Redemption Price.

     Prior to 10:00 a.m., New York City time, on the Redemption Date specified in the notice of redemption given as provided in Section 11.5, the Company will deposit with the Trustee or with one or more Paying Agents (or if the Company is acting as its own Paying Agent, the Company will segregate and hold in trust as provided in Section 10.2) an amount of money sufficient to pay the Redemption
Price of, and any accrued interest (including any Additional Interest) on, all the Securities (or portions thereof) that are to be redeemed on that date.

     SECTION 11.7. Payment of Securities Called for Redemption.

     (a) If any notice of redemption has been given as provided in Section 11.5, the Securities or portion of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable Redemption Price, together with accrued interest (including any Additional Interest) to the Redemption Date. On
presentation and surrender of such Securities at a Place of Payment specified in such notice, the Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price, together with accrued interest (including any Additional Interest) to the Redemption Date.

                                       63

     (b) Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented and having the same Original Issue Date,
Stated Maturity and terms.

     (c) If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal of and any premium on such
Security shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

                                   ARTICLE XII

                           SUBORDINATION OF SECURITIES

     SECTION 12.1. Securities Subordinate to Senior Debt.

     The Company covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article XII, the payment of the principal of and any premium and interest (including any Additional Interest) on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Debt, except as otherwise provided in Section 4.2.

     SECTION 12.2. No Payment When Senior Debt in Default; Payment Over of
Proceeds Upon Dissolution, Etc.

     (a) In the event and during the continuation of any default by the Company in the payment of any principal of or any premium or interest on any Senior Debt
(following any grace period, if applicable) when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the
Company by the holders of such Senior Debt or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of or any premium or interest (including any Additional Interest) on any of the
Securities, or in respect of any redemption, repayment, retirement, purchase or other acquisition of any of the Securities.

     (b) In the event of a bankruptcy, insolvency or other proceeding described in clause (d) or (e) of the definition of Event of Default (each such event, if any, herein sometimes referred to as a "Proceeding"), all Senior Debt (including any interest thereon accruing after the commencement of any such proceedings)
shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the
Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other entity provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise

                                       64

(but for these subordination provisions) be payable or deliverable in respect of the Securities shall be paid or delivered directly to the holders of Senior Debt in accordance with the priorities then existing among such holders until all
Senior Debt (including any interest thereon accruing after the commencement of any Proceeding) shall have been paid in full.

     (c) In the event of any Proceeding, after payment in full of all sums owing with respect to Senior Debt, the Holders of the Securities, together with the holders of any obligations of the Company ranking on a parity with the
Securities, shall be entitled to be paid from the remaining assets of the
Company the amounts at the time due and owing on account of unpaid principal of and any premium and interest (including any Additional Interest) on the
Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company ranking junior to the Securities and such other obligations. If, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of the Company or any other entity provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment) shall be received by the Trustee or any Holder in contravention of any of the terms hereof and before all Senior Debt shall have been paid in full, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior
Debt at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt (including any interest thereon accruing after the commencement of any Proceeding) in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Debt is hereby irrevocably authorized to endorse or assign the same.

     (d) The Trustee and the Holders, at the expense of the Company, shall take such reasonable action (including the delivery of this Indenture to an agent for any holders of Senior Debt or consent to the filing of a financing statement with respect hereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Senior Debt at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

     (e) The provisions of this Section 12.2 shall not impair any rights, interests, remedies or powers of any secured creditor of the Company in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

     (f) The securing of any obligations of the Company, otherwise ranking on a parity with the Securities or ranking junior to the Securities, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Securities or ranking junior to the Securities.

                                       65

     SECTION 12.3. Payment Permitted If No Default.

     Nothing contained in this Article XII or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time, except during the pendency of the conditions described in paragraph (a) of Section 12.2 or of any Proceeding referred to in Section 12.2, from making payments at any time of principal of and any premium or interest (including any Additional Interest) on the Securities or (b) the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of and any premium or interest (including any Additional Interest) on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge (in accordance with Section 12.8) that such payment would have been prohibited by the provisions of this Article XII, except as provided in Section 12.8.

     SECTION 12.4. Subrogation to Rights of Holders of Senior Debt.

     Subject to the payment in full of all amounts due or to become due on all
Senior Debt, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article XII (equally and ratably with the holders of all indebtedness of the Company that by its express terms is subordinated to Senior Debt of the
Company to substantially the same extent as the Securities are subordinated to the Senior Debt and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Debt) to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of and any premium and interest (including any Additional Interest) on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article XII, and no payments made pursuant to the provisions of this Article XII to the holders of Senior Debt by
Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the
Senior Debt.

     SECTION 12.5. Provisions Solely to Define Relative Rights.

     The provisions of this Article XII are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article XII or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Company and the Holders of the
Securities, the obligations of the Company, which are absolute and unconditional, to pay to the Holders of the Securities the principal of and any premium and interest (including any Additional Interest) on the Securities as and when the same shall become due and payable in accordance with their terms,
(b) affect the relative rights against the Company of the Holders of the
Securities and creditors of the Company other than their rights in relation to the holders of Senior Debt or (c) prevent the Trustee or the Holder of any
Security (or to the extent expressly provided herein, the holder of any
Preferred Security) from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, including filing and voting claims in any

                                       66

Proceeding, subject to the rights, if any, under this Article XII of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

     SECTION 12.6. Trustee to Effectuate Subordination.

     Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this
Article XII and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

     SECTION 12.7. No Waiver of Subordination Provisions.

     (a) No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

     (b) Without in any way limiting the generality of paragraph (a) of this
Section 12.7, the holders of Senior Debt may, at any time and from to time, without the consent of or notice to the Trustee or the Holders of the
Securities, without incurring responsibility to such Holders of the Securities and without impairing or releasing the subordination provided in this Article
XII or the obligations hereunder of such Holders of the Securities to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding, (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt, (iii) release any Person liable in any manner for the payment of Senior Debt and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

     SECTION 12.8. Notice to Trustee.

     (a) The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment to or by the Trustee in respect of the Securities.
Notwithstanding the provisions of this Article XII or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until a Responsible Officer of the
Trustee shall have received written notice thereof from the Company or a holder of Senior Debt or from any trustee, agent or representative therefor; provided, that if the Trustee shall not have received the notice provided for in this
Section 12.8 at least two Business Days prior to the date upon which by the terms hereof any monies may become payable for any purpose (including, the payment of the principal of and any premium on or interest (including any
Additional Interest) on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they

                                       67

were received and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

     (b) The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or herself to be a holder of
Senior Debt (or a trustee, agent, representative or attorney-in-fact therefor)
to establish that such notice has been given by a holder of Senior Debt (or a trustee, agent, representative or attorney-in-fact therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article XII, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the
Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XII, and if such evidence is not furnished, the Trustee may defer any payment to such
Person pending judicial determination as to the right of such Person to receive such payment.

     SECTION 12.9. Reliance on Judicial Order or Certificate of Liquidating
Agent.

     Upon any payment or distribution of assets of the Company referred to in this Article XII, the Trustee and the Holders of the Securities shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the
purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the
Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article
XII.

     SECTION 12.10. Trustee Not Fiduciary for Holders of Senior Debt.

     The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article XII or otherwise.

     SECTION 12.11. Rights of Trustee as Holder of Senior Debt; Preservation of
Trustee's Rights.

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XII with respect to any Senior Debt that may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     SECTION 12.12. Article Applicable to Paying Agents.

     If at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article XII shall in

                                       68

such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article XII in addition to or in place of the Trustee; provided, that Sections 12.8 and 12.11 shall not apply to the Company or any Affiliate of the Company if the Company or such
Affiliate acts as Paying Agent.

                                     * * * *

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                     * * * *

                                       69

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                        NORTHSTAR REALTY FINANCE LIMITED
                                        PARTNERSHIP
                                           By: NorthStar Realty Finance Corp.,
                                        as General Partner

                                        By: /s/ Mark E. Chertok
                                            ------------------------------------
                                            Name: Mark E. Chertok
                                            Title: Chief Financial Officer and
                                                   Treasurer

                                        JPMORGAN CHASE BANK, NATIONAL
                                        ASSOCIATION, as Trustee

                                        By: /s/ Shelly A. Sterling
                                            ------------------------------------
                                            Name:  Shelly A. Sterling
                                            Title: Vice President

                                       70

                                                                      SCHEDULE A

                             DETERMINATION OF LIBOR

     With respect to the Securities, the London interbank offered rate ("LIBOR")
shall be determined by the Calculation Agent in accordance with the following provisions (in each case rounded to the nearest .000001%):

(1) On the second LIBOR Business Day (as defined below) prior to an Interest
Payment Date (except with respect to the first Interest Payment Period, such date shall be November 22, 2005) (each such day, a "LIBOR Determination Date"),
LIBOR for any given security shall for the following Interest Payment Period equal the rate, as obtained by the Calculation Agent from Bloomberg Financial
Markets Commodities News, for three-month Eurodollar deposits that appears on
Dow Jones Telerate Page 3750 (as defined in the International Swaps and
Derivatives Association, Inc. 2000 Interest Rate and Currency Exchange
Definitions), or such other page as may replace such Page 3750, as of 11:00 a.m.
(London time) on such LIBOR Determination Date.

(2) If, on any LIBOR Determination Date, such rate does not appear on Dow Jones
Telerate Page 3750 or such other page as may replace such Page 3750, the
Calculation Agent shall determine the arithmetic mean of the offered quotations of the Reference Banks (as defined below) to leading banks in the London interbank market for three-month Eurodollar deposits in an amount determined by the Calculation Agent by reference to requests for quotations as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date made by the Calculation Agent to the Reference Banks. If, on any LIBOR Determination
Date, at least two of the Reference Banks provide such quotations, LIBOR shall equal such arithmetic mean of such quotations. If, on any LIBOR Determination
Date, only one or none of the Reference Banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that leading banks in the City of New York selected by the Calculation Agent are quoting on the relevant LIBOR Determination Date for three-month Eurodollar deposits in an amount determined by the Calculation Agent by reference to the principal London offices of leading banks in the London interbank market; provided that, if the
Calculation Agent is required but is unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR shall be LIBOR as determined on the previous LIBOR Determination Date.

(3) As used herein: "Reference Banks" means four major banks in the London interbank market selected by the Calculation Agent; and "LIBOR Business Day"
means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London.

                                  Schedule A-1

                                                                       EXHIBIT A

                     FORM OF OFFICER'S FINANCIAL CERTIFICATE

     The undersigned, the [Chief Financial Officer/Treasurer/Assistant
Treasurer/ Secretary/ Assistant Secretary, Chairman/ViceChairman/Chief Executive
Officer/President/Vice President] of NorthStar Realty Finance Corp. hereby certifies, pursuant to Section 7.3(b) of the Junior Subordinated Indenture,
dated as of November 22, 2005 (the "Indenture"), among NorthStar Realty Finance
Limited Partnership and JPMorgan Chase Bank, National Association, as trustee, that, as of [date], [20__], the NorthStar REIT had the following consolidated ratios and balances and, if applicable, its unconsolidated subsidiaries had the following ratios and balances:

As of [Quarterly/Annual Financial Date], 20__

                                                                                           NORTHSTAR REIT AND
                                                                                              CONSOLIDATED
                                                                      NORTHSTAR REIT AND     SUBSIDIARIES &
                                                                         CONSOLIDATED        UNCONSOLIDATED
                                                                         SUBSIDIARIES         SUBSIDIARIES
                                                                      ------------------   ------------------

Senior secured indebtedness for borrowed money ("Debt")............         $_____               $_____
Senior unsecured Debt..............................................         $_____               $_____
Subordinated Debt..................................................         $_____               $_____
Total Debt.........................................................         $_____               $_____
Ratio of (x) senior secured and unsecured Debt to (y) total Debt...          _____%               _____%

[FOR FISCAL YEAR END: Attached hereto are the audited consolidated financial statements (including the balance sheet, income statement and statement of cash flows, and notes thereto, together with the report of the independent accountants thereon) of the NorthStar REIT and its consolidated subsidiaries for the three years ended [date], 20__.]

[FOR FISCAL QUARTER END: Attached hereto are the unaudited consolidated financial statements (including the balance sheet and income statement) of the
NorthStar REIT and its consolidated subsidiaries for the fiscal quarter ended
[date], 20__.]

The financial statements fairly present in all material respects, in accordance with U.S. generally accepted accounting principles ("GAAP"), the financial position of the NorthStar REIT and its consolidated subsidiaries, and the results of operations and changes in financial condition as of the date, and for the [quarter] [annual] period ended [date], 20__, and such financial statements have been prepared in accordance with GAAP consistently applied throughout the period involved (except as otherwise noted therein).

There has been no monetary default with respect to any indebtedness owed by the
NorthStar REIT and/or its subsidiaries (other than those defaults cured within
30 days of the occurrence of the same) [, except as set forth below:].

     [Insert any exceptions by listing, in detail, the nature of the condition or event causing such noncompliance, the period during which such condition or event has existed and the action(s) the Company has taken, is taking, or proposes to take with respect to each such condition or event.]

                                                                       EXHIBIT A

     IN WITNESS WHEREOF, the undersigned has executed this Officer's Financial
Certificate as of this _____ day of _____________, 2005.

                                        NORTHSTAR REALTY FINANCE CORP.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: